--------------------------------------------------------------------------------
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                 SCHEDULE 13E-3
                            ------------------------

                        RULE 13E-3 TRANSACTION STATEMENT
(Pursuant to Section 13(e) of the Securities Exchange Act of 1934 and Rule 13e-3
                        (Section 240.13e-3) thereunder)

                    CABLEVISION INVESTMENT OF DETROIT, INC.
                              (Name of the Issuer)

                      COMCAST CABLEVISION OF TAYLOR, INC.
                              CID TRANSACTION CO.
                      (Name of Person(s) Filing Statement)

         Common Stock, Par Value $.01 Per Share                                   12686100
             (Title of Class of Securities)                        (CUSIP Number of Class of Securities)

                      STANLEY WANG, SENIOR VICE PRESIDENT
                              COMCAST CORPORATION
                               1500 MARKET STREET
                          PHILADELPHIA, PA 19102-2148
                                 (215) 665-1700
(Name, Address and Telephone Number of Person Authorized to Receive Notices and
            Communications on Behalf of Person(s) Filing Statement)
                            ------------------------

    THIS STATEMENT IS FILED IN CONNECTION WITH (CHECK THE APPROPRIATE BOX):

a. /x/ The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C, or Rule 13e-3(c) under the Securities Exchange Act of 1934.

b. / / The filing of a registration statement under the Securities Act of 1933.

c. / / A tender offer.

d. / / None of the above.

     Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: /x/

                           CALCULATION OF FILING FEE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Transaction Valuation*                                      Amount of Filing Fee
--------------------------------------------------------------------------------
$960,485.04                                                           $192.10
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* For purposes of calculating fee only. This amount assumes the purchase of 34,876 shares at $27.54 in cash per share. The amount of the filing fees, calculated in accordance with Rule 0-11 of the Securities Exchange Act of 1934, equals 1/50th of one percentum of the value of the shares to be purchased.

/ / Check box if any part of the filing fee is offset as provided by Rule
    0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

Amount previously paid:    ______________      Filing party:  ________________
Form or registration no.:  ______________      Date filed:    ________________

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
                               TABLE OF CONTENTS


                                                                                                                PAGE
                                                                                                                -----
CROSS-REFERENCE SHEET......................................................................................          ii
INTRODUCTION...............................................................................................           2
SPECIAL FACTORS............................................................................................           4
  Background of the Transaction............................................................................           4
     Business of the Company...............................................................................           4
     General Developments of the Business..................................................................           4
     Principal Shareholders of the Company.................................................................           5
     Relationship of the Company and the Partnership with Parent...........................................           5
     Fairness of the Transaction...........................................................................           6
     Fair Value Report of Kane Reece Associates, Inc.......................................................           8
  Terms, Purpose and Structure of the Transaction..........................................................          12
  Plan of Merger...........................................................................................          13
  Interest of Certain Persons in Securities
     of the Issuer and the Transaction.....................................................................          14
  Certain Effects of the Transaction.......................................................................          14
  Certain Information Concerning the Company/Financial Information.........................................          16
  Certain Information Concerning Parent and Merging Company................................................          18
  Fees and Expenses/Financing of the Transaction...........................................................          19
  Procedures for Surrendering Shares in Exchange
     for Payment of Merger Consideration or Pursuant
     to the Exercise of Dissenters Rights..................................................................          20
  Dissenting Shares/Dissenters Rights......................................................................          21
  Summary of Procedure to Exercise Dissenters Rights.......................................................          22
  Certain Federal Income Tax Consequences..................................................................          23
  Annex 1 -- Plan of Merger................................................................................       A-1-1
  Annex 2 -- Directors and Executive Officers..............................................................       A-2-1
  Annex 3 -- Dissenters Rights Provisions of Michigan Business Corporation Act.............................       A-3-1

                             CROSS-REFERENCE SHEET

ITEM 1.         ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION.
(a)-(d)         The information set forth in 'INTRODUCTION'; 'SPECIAL FACTORS -- Background of the Transaction'
                and 'SPECIAL FACTORS -- Certain Information Concerning the Company/Financial Information' is
                incorporated herein by reference.
(e)             Not applicable.
(f)             The information set forth in 'SPECIAL FACTORS -- Certain Information Concerning Parent and Merging
                Company' is incorporated herein by reference.
ITEM 2.         IDENTITY AND BACKGROUND.
(a)-(d)         This Statement is being filed by Parent and Merging Company. The information set forth in
and (g)         'INTRODUCTION'; 'SPECIAL FACTORS -- Certain Information Concerning Parent and Merging Company';
                and Annex 2 hereto is incorporated herein by reference.
(e) and (f)     During the last five years, none of Parent, Merging Company or Sural or, to the best of their knowledge, any of their respective officers and directors listed in Annex 2 hereto, (i) has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors), or (ii)
                was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining further violations of, or prohibiting activities subject to, Federal or State securities laws or finding any violation of such laws.
ITEM 3.         PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS.
(a)-(b)         The information set forth in 'SPECIAL FACTORS -- Background of the Transaction -- General
                Developments of the Business'; and 'SPECIAL FACTORS -- Background of the Transaction --
                Relationship of the Company and the Partnership with Parent' is incorporated herein by reference.
ITEM 4.         TERMS OF THE TRANSACTION.
(a)-(b)         The information set forth in 'INTRODUCTION'; 'SPECIAL FACTORS -- Terms, Purpose and Structure of
                the Transaction'; and 'SPECIAL FACTORS -- Plan of Merger' is incorporated herein by reference.
ITEM 5.         PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE.
(a)-(c) and     The information set forth in 'INTRODUCTION'; and 'SPECIAL FACTORS -- Certain Effects of the
(f)-(g)         Transaction' is incorporated herein by reference.
(d)-(e)         Not applicable.
ITEM 6.         SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.
(a)-(b)         The information set forth in 'SPECIAL FACTORS -- Fees and Expenses/Financing of the Transaction'
                is incorporated herein by reference.
(c)             Not applicable.
(d)             Not applicable.
ITEM 7.         PURPOSE(S), ALTERNATIVES, REASONS AND EFFECTS.
(a), (c)        The information set forth in 'SPECIAL FACTORS -- Terms, Purpose and Structure of the Transaction';
and (d)         'SPECIAL FACTORS -- Certain Effects of the Transaction'; and 'SPECIAL FACTORS -- Certain Federal
                Income Tax Consequences' is incorporated herein by reference.
(b)             Not applicable.

ITEM 8.         FAIRNESS OF THE TRANSACTION.
(a)-(b)         The information set forth in 'INTRODUCTION'; 'SPECIAL FACTORS -- Background of the Transaction';
                and 'SPECIAL FACTORS -- Background of the Transaction -- Fairness of the Transaction' is
                incorporated herein by reference.
(c)             The information set forth in 'SPECIAL FACTORS -- Terms, Purpose and Structure of the Transaction'
                is incorporated herein by reference.
(d)             The information set forth in 'SPECIAL FACTORS -- Background of the Transaction -- Fairness of the
                Transaction' is incorporated herein by reference.
(e)             The information set forth in 'SPECIAL FACTORS -- Terms, Purpose and Structure of the Transaction'
                is incorporated herein by reference.
(f)             Not applicable.
ITEM 9.         REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS.
(a)             The information set forth in 'SPECIAL FACTORS -- Background of the Transaction -- Fairness of the
                Transaction' is incorporated herein by reference.
(b)             The information set forth in 'SPECIAL FACTORS -- Background of the Transaction -- Fairness of the
                Transaction' is incorporated herein by reference.
(c)             The information set forth in 'SPECIAL FACTORS -- Background of the Transaction -- Fairness of the
                Transaction' is incorporated herein by reference.
ITEM 10.        INTEREST IN SECURITIES OF THE ISSUER.
(a)             The information set forth in 'INTRODUCTION'; 'SPECIAL FACTORS -- Background of the Transaction';
                'SPECIAL FACTORS -- Terms, Purpose and Structure of the Transaction'; and 'SPECIAL FACTORS --
                Interest of Certain Persons in Securities of the Issuer and the Transaction' is incorporated herein by reference.
(b)             Not applicable.
ITEM 11.        CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO THE ISSUER'S SECURITIES.
                The information set forth in 'SPECIAL FACTORS -- Interest of Certain Persons in Securities of the
                Issuer and the Transaction' is incorporated herein by reference.
ITEM 12.        PRESENT INTENTION AND RECOMMENDATION OF CERTAIN PERSONS WITH REGARD TO THE TRANSACTION.
(a)             The information set forth in 'SPECIAL FACTORS -- Interest of Certain Persons in Securities of the
                Issuer and the Transaction' is incorporated herein by reference.
(b)             The information set forth in 'SPECIAL FACTORS -- Background of the Transaction'; 'SPECIAL FACTORS
                -- Background of the Transaction -- Fairness of the Transaction' is incorporated herein by reference.
ITEM 13.        OTHER PROVISIONS OF THE TRANSACTION.
(a)             The information set forth in 'SPECIAL FACTORS -- Dissenting Shares/Dissenters Rights' is
                incorporated herein by reference.
(b)             Not applicable.
(c)             Not applicable.
ITEM 14.        FINANCIAL INFORMATION.
(a)             The information set forth in 'SPECIAL FACTORS -- Certain Information Concerning the
                Company/Financial Information'; and Exhibits (g)(1) and (g)(2) are incorporated herein by reference.
(b)             The information set forth in 'SPECIAL FACTORS -- Certain Effects of the Transaction' is
                incorporated herein by reference.

ITEM 15.        PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED.
(a)             The information set forth in 'SPECIAL FACTORS -- Background of the Transaction'; and 'SPECIAL
                FACTORS -- Plan of Merger' is incorporated herein by reference.
(b)             Not applicable.
ITEM 16.        ADDITIONAL INFORMATION.
                Not applicable.
ITEM 17.        MATERIAL TO BE FILED AS EXHIBITS.
(a)             Not applicable.
(b)(1)          Fair Value Report of Kane Reece Associates, Inc.
(b)(2)          Consent of Kane Reece Associates, Inc.
(c)             Plan of Merger adopted by the Board of Directors of Merging Company on January 10, 1996
                incorporated by reference to Annex 1 hereto.
(d)(1)          Cover page to be substituted for cover page of this Schedule 13E-3 as filed with the Securities and Exchange Commission. Parent and Merging Company intend to transmit to shareholders of the
                Company a duplicate copy of this Rule 13E-3 Transaction Statement using Exhibit (d)(1) as a substitute cover page, without this Cross-Reference Sheet and the Exhibits (other than Exhibits
                (d)(3) and (d)(4)) referred to in this Item 17.
(d)(2)          Form of Letter to Shareholders Providing Notice of Issuance of Press Release.
(d)(3)          Form of Letter of Transmittal.
(d)(4)          Form of Dissenters Demand for Payment Form.
(d)(5)          Form of Notice of Adoption of Plan of Merger to be included with the Letter of Transmittal.
(d)(6)          Form of Notice of Merger to be delivered to record shareholders of the Company following the
                Effective Date (hereinafter defined) of the Merger.
(d)(7)          Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 to be
                included with the Letter of Transmittal.
(d)(8)          Text of Press Release issued by the Company on January 24, 1996.
(d)(9)          Text of Sections 761 through 774 of the Michigan Business Corporation Act, as amended, incorporated by reference to Annex 3 hereto.
(e)             The information set forth in 'SPECIAL FACTORS -- Dissenting Shares/Dissenters Rights' is
                incorporated herein by reference.
(f)             Not applicable.
(g)(1)          Audited financial statements for the two fiscal years required to be filed with the Company's
                Annual Report on Form 10-K for the year ended December 31, 1994.
(g)(2)          Unaudited condensed financial statements required to be included in the Company's Quarterly Report on Form 10-Q for the nine (9) months ended September 30, 1995.

                                   SIGNATURE

     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this Statement is true, complete and correct.

Dated: January 24, 1996                     COMCAST CABLEVISION OF TAYLOR, INC.

                                            By: /s/ Stanley Wang
                                                -------------------------------
                                                Name: Stanley Wang
                                                Title: Senior Vice President

                                   SIGNATURE

     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this Statement is true, complete and correct.

Dated: January 24, 1996                    CID TRANSACTION CO.

                                           By: /s/ Stanley Wang
                                                -------------------------------
                                               Name: Stanley Wang
                                               Title: Senior Vice President

                                  INTRODUCTION

     This Rule 13E-3 Transaction Statement (this 'Statement') relates to the short form statutory merger (the 'Merger') of CID Transaction Co., a newly-formed Michigan corporation (the 'Merging Company') that is a wholly-owned subsidiary of Comcast Cablevision of Taylor, Inc., a Michigan corporation ('Parent'), with and into Cablevision Investment of Detroit, Inc., a Michigan corporation (the 'Company'). The Company is an approximately 96.5%-owned subsidiary of Merging Company and will be the surviving corporation. On the date of filing a Certificate of Merger with the Department of Commerce of the State of Michigan (the 'Effective Date'), which is expected to occur on or about
              , 1996, the Merger will be consummated. From and after the Effective Date, the Company will be a wholly-owned subsidiary of Parent.

     Parent has contributed to Merging Company all of the shares of Common Stock, constituting 965,124 shares, of the Company it owns so that the Company is an approximately 96.5%-owned subsidiary of Merging Company. Prior to such contribution and since the Share Purchase (defined below) on December 22, 1994, Parent and/or a wholly-owned subsidiary of Parent have, in the aggregate, continuously owned 90% or more of the Company's Common Stock.

     Each share of Common Stock of the Company outstanding and held of record as of the close of business on the day immediately preceding the Effective Date by persons other than (i) Merging Company and (ii) persons who perfect their dissenters rights granted to them by the Company even though not required under Michigan law (the shares other than those described in (i) and (ii) of this sentence being hereinafter referred to as the 'Shares' and the holders of the Shares being hereinafter referred to as the 'Public Shareholders') will, without any action on the part of any holder thereof, be automatically converted on the Effective Date into the right solely to receive cash in the amount of $27.54 per share without interest (the 'Merger Consideration') upon surrender of such Shares, upon the terms and subject to the conditions set forth in the Plan of Merger (the 'Plan') and in the Letter of Transmittal, copies of which are included with this Statement.

     Each share of Common Stock of the Company outstanding on the Effective Date held by Merging Company will be cancelled and extinguished. The common stock of Merging Company owned by Parent outstanding on the Effective Date will be converted into one hundred (100) fully paid shares of Common Stock of the Company, resulting in Parent being the sole shareholder of the Company.

     UNDER THE MICHIGAN BUSINESS CORPORATION ACT (THE 'MBCA'), THE APPROVAL OF THE SHAREHOLDERS OF THE COMPANY IS NOT REQUIRED BY THE PLAN, BECAUSE THE PLAN HAS BEEN ADOPTED BY THE BOARD OF DIRECTORS AND THE SOLE SHAREHOLDER OF MERGING COMPANY, THE OWNER OF APPROXIMATELY 96.5% OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY.

     THE PARENT HAS CONCLUDED THAT THE MERGER IS FAIR TO THE PUBLIC SHAREHOLDERS. SEE 'SPECIAL FACTORS -- BACKGROUND OF THE TRANSACTION -- FAIRNESS OF THE TRANSACTION.'

     UNDER THE MBCA, THE SHAREHOLDERS OF THE COMPANY DO NOT HAVE RIGHTS TO DISSENT FROM ADOPTION OF THE PLAN AND OBTAIN PAYMENT IN CASH OF THE FAIR VALUE OF THEIR SHARES; HOWEVER, THE COMPANY HAS DECIDED TO GRANT DISSENTERS RIGHTS TO THE PUBLIC SHAREHOLDERS. SUCH RIGHTS, IF THE STATUTORY PROCEDURES ARE COMPLIED WITH, COULD LEAD TO A JUDICIAL DETERMINATION OF THE FAIR VALUE (EXCLUDING ANY ELEMENT OF APPRECIATION OR DEPRECIATION IN ANTICIPATION OF THE ACCOMPLISHMENT OF THE MERGER) REQUIRED TO BE PAID IN CASH TO SUCH DISSENTING HOLDERS ('DISSENTING SHAREHOLDERS') FOR THEIR SHARES ('DISSENTING SHARES'). ANY SUCH JUDICIAL DETERMINATION OF THE FAIR VALUE OF DISSENTING SHARES COULD BE BASED UPON CONSIDERATIONS OTHER THAN OR IN ADDITION TO THE MARKET VALUE OF THE SHARES AND THE FACTORS USED TO DETERMINE

THE MERGER CONSIDERATION TO BE PAID IN THE MERGER, INCLUDING ASSET VALUES AND THE INVESTMENT VALUE OF THE DISSENTING SHARES. THE VALUE SO DETERMINED COULD BE MORE OR LESS THAN THE MERGER CONSIDERATION PAID PURSUANT TO THE MERGER. SEE 'SPECIAL FACTORS -- DISSENTING SHARES/DISSENTERS RIGHTS.'

     SHAREHOLDERS ELECTING TO DISSENT MUST DEMAND PAYMENT FOR THEIR SHARES BY COMPLETING THE LETTER OF TRANSMITTAL AND DISSENTERS DEMAND FOR PAYMENT FORM INCLUDED HEREWITH AND RETURNING SUCH DOCUMENTS AS INSTRUCTED THEREIN, TOGETHER WITH THEIR CERTIFICATES REPRESENTING DISSENTING SHARES AND ANY OTHER REQUIRED
DOCUMENTS BY                , 1996.

                                SPECIAL FACTORS

BACKGROUND OF THE TRANSACTION

  Business of the Company

     The Company is a general partner which holds a 10% partnership interest in Comcast Cablevision of Detroit (formerly Barden Cablevision and referred to herein as the 'Partnership'), a Michigan general partnership. The Partnership operates a cable communications system (the 'System') pursuant to a franchise agreement (the 'Franchise Agreement') with the city of Detroit, Michigan (the 'City'). The Partnership has two other general partners: Comcast Michigan Holdings, Inc. (formerly Barden Communications, Inc. and referred to herein as 'CMH') which holds a 40% interest and Detroit Cable TV, Inc. ('Detroit Cable', and referred to collectively with the Company and CMH as the 'Partners'), a wholly-owned subsidiary of Parent, which holds a 50% interest. Effective December 22, 1994, Parent became an affiliate of Comcast Corporation ('Comcast'), a Pennsylvania corporation which is a publicly owned company (see 'SPECIAL FACTORS -- Background of the Transaction -- General Developments of the Business'). The Company's principal executive offices are located at 1500 Market Street, Philadelphia, Pennsylvania 19102-2148.

  General Developments of the Business

     On March 31, 1994, Rogers Communications Inc. ('RCI') acquired substantially all of the outstanding shares of capital stock of Maclean Hunter Limited, which was the parent of Maclean Hunter, Inc. ('MHI'). On December 22, 1994 (the 'Purchase Date'), pursuant to a share purchase agreement ( the 'Share Purchase Agreement') between Comcast and RCI, Comcast MH Holdings, Inc. ('MH Holdings') purchased all of the issued and outstanding shares of capital stock of MHI, the sole shareholder of Parent and, in conjunction with a separate agreement with the shareholder of CMH, acquired all of the issued and outstanding shares of capital stock of CMH (the purchase of the shares of MHI is referred to herein as the 'MHI Share Purchase' and, together with the purchase of the CMH shares, as the 'Share Purchase'). MH Holdings is an indirect wholly-owned subsidiary of Comcast MHCP Holdings, L.L.C. ('MHCP'), a Delaware limited liability corporation. MHCP is 55%-owned by a wholly-owned subsidiary of Comcast and 45%-owned by the California Public Employees' Retirement System ('CalPERS'), and is managed by Comcast. The MHI Share Purchase resulted in a change of control of the Company because Parent became an indirect wholly-owned subsidiary of MH Holdings. The ownership structure of the Company is indicated in the chart set forth below.








                                 _______________
                                 | COMCAST MH   |
                                 |HOLDINGS, INC.|
                                 |              |
                                 ----------------
                                        |
                         ________________________________________
                        |                                       |
                        |     100%                              |  100%
                   ___________________                ______________________
                   |  COM MH, INC.    |               | COMCAST MICHIGAN   |
                   |(formerly Maclean |               |  HOLDINGS, INC.    |--
                   |  Hunter, Inc.)   |               |  (fomerly Barden   |  |
                   |                  |               |Communications, Inc.|  |
                   --------------------               ----------------------  |
                           |                                    |             |
                           |   100%                             |             |
                _______________________                         |             |
                | COMCAST CABLEVISION  |                        |             |
                |    OF TAYLOR, INC.   |                        |             |
                | (formerly Maclean    |                        |             |
                |Hunter Cable TV, Inc.)|                        |             |
                ------------------------                        |             |
                           |                                    |             |
      _______________________________________________________   |             |
      |                    |                                 |  |             |
      | 100%               |  96.5%                 66.7%GP  |  | 33.3%GP     |
______________    _________________     _______________     __________________
|             |   |                |    |              |    |                 |
|DETROIT CABLE|   |  CABLEVISION   |3.5%|    PUBLIC    |    |      CABLE      |
|   TV, INC.  |   | INVESTMENT OF  |----| SHAREHOLDERS |    |  MANAGEMENT OF  |
|             |   | DETROIT, INC.  |    |              |    |     DETROIT     |
--------------    -----------------     ---------------     ------------------|
      |                    |  10%GP                                           |
      |           _________________                                           |
      |     50%GP |    COMCAST     |                                          |
      |___________| CABLEVISION OF |__________________________________________|
                  |    DETROIT     |
                  |(formerly Barden|  40%GP
                  |  Cablevision)  |
                  -----------------

     MHI owned, directly or indirectly, approximately 59.65% of the Partnership and substantial other cable television assets while CMH owned 40% of the Partnership and, apart from an interest in the company that managed the Partnership, no other material assets. Under the Share Purchase Agreement between Comcast and RCI, approximately $1.2 billion was provided as payment for all of the stock of MHI, which included its interest in the Partnership, and for CMH's interest in the Partnership and the Partnership's management company, which is 33.3%-owned by CMH. It was the responsibility of RCI to negotiate the price at which the shareholder of CMH would sell its stock in CMH to Comcast. These negotiations resulted in a purchase price of $118,060,000 paid by Comcast to the shareholder of CMH principally for the CMH shares (the 'CMH Purchase Price') and a purchase price of approximately $1,082,000,000 for the MHI shares. The Share Purchase Agreement for the MHI shares did not provide for a separate allocation between its ownership interest in the Partnership and its ownership of other assets.

  Principal Shareholders of the Company

     Immediately prior to the contribution by Parent of the Common Stock of the Company it owned to Merging Company, Parent owned approximately 96.5% of the issued and outstanding Common Stock of the Company. As of the close of business on December 31, 1995, the Company had 602 shareholders of record holding (exclusive of Parent) 34,876 shares, or approximately 3.5% of the outstanding Common Stock of the Company.

  Relationship of the Company and the Partnership with Parent

     A promissory note, between the Company and the Partnership, in the principal amount of $1.0 million bearing interest at 3.52% was repaid by the Partnership in 1994. The interest rate was based on the mean of the then prevailing interest rate for certificates of deposit and one percent over the then prevailing Eurodollar rate. The Company's interest income relating to the note receivable totalled $6,000 and $50,000 for the years ended December 31, 1994 and 1993, respectively. The Company believes that this loan was on terms fair and reasonable to it and did not involve a high risk of uncollectibility.

     Effective December 22, 1994, management fees are charged to the Partnership pursuant to a management agreement between Comcast and MH Holdings (the 'Management Agreement'). Under the terms of the Management Agreement, Comcast supervises the management and operation of the Partnership for compensation equal to 4.5% of the Partnership's gross revenues, with payment of one-third of such fees being deferred by MH Holdings. In addition, the Management Agreement provides for the reimbursement and sharing of certain of Comcast's actual costs relating to the operations of MH Holdings, including the operations of the Partnership. For the period from December 22, 1994 through December 31, 1994, and for the nine months ended September 30, 1995, the Partnership was charged $83,000 and $2.3 million, respectively.

     Effective December 22, 1994, the Partnership is also charged by Comcast for certain operating expenses, principally programming services, under a separate agreement between Comcast and MH Holdings (the 'Cost Sharing Agreement'). These expenses are charged to MH Holdings, and ultimately the Partnership, by Comcast based on an amount which would approximate what MH Holdings would pay to an unaffiliated third-party provider of these services, subject to certain limitations. For the period from December 22, 1994 through December 31, 1994, the amount charged to the Partnership under the Cost Sharing Agreement was not significant. For the nine months ended September 30, 1995, the amount charged to the Partnership under the Cost Sharing Agreement was $14.6 million.

     In connection with the Share Purchase, MH Holdings entered into an $850.0 million credit agreement with certain lenders (the 'Credit Agreement'). On December 22, 1994, the Partnership entered into a loan assumption agreement (the 'Assumption Agreement') with MH Holdings whereby the Partnership, along with certain other subsidiaries of MH Holdings, would assume a portion of MH Holdings' obligations under the Credit Agreement. The Partnership's allocated portion of the total commitment under the Credit Agreement was $184.1 million, of which $154.9 million was outstanding as of December 31, 1994. During the nine months ended September 30, 1995, additional borrowings were made under the Credit Agreement and the Partnership was allocated an additional $4.3 million pursuant to the Assumption Agreement, with a corresponding decrease in partners' capital. The Company has recorded a decrease in its investment in the Partnership for its proportionate share in this assumed liability of $433,000, with a corresponding decrease in additional capital. For the nine months ended September 30, 1995, interest expense of $9.3 million represents interest on the Partnership's assumed portion of the outstanding borrowings of MH Holdings under the Assumption Agreement. Neither the Partnership's debt represented by the Credit Agreement, nor any interest on such debt, was considered in the valuation of the Company.

     As of September 30, 1995, the Company's due from affiliate balance includes interest bearing amounts from MH Holdings of approximately $1.0 million, which bear interest at the one-year certificate of deposit rate (6.27% at September 30, 1995).

     Prior to the Share Purchase, Cable Management of Detroit, a Michigan general partnership (the 'Manager Partnership'), was formed by Parent and CMH for the purpose of entering into a management agreement with the Partnership. Parent had a two-thirds partnership interest in and controlled the Manager Partnership; CMH had a one-third interest in the Manager Partnership. Through November 30, 1994, the Partnership paid the Manager Partnership a monthly fee equal to 6% of the Partnership's gross revenues. Fees incurred in 1994 and 1993 amounted to approximately $3.6 million and $4.0 million, respectively. This management agreement was terminated on the Purchase Date.

     Through December 21, 1994, the Partnership purchased certain services jointly with an affiliate owned by Parent. Reimbursement to the affiliate for these services amounted to approximately $6.5 million and $5.8 million in 1994 and 1993, respectively, of which $1.1 million was due to the affiliate at December 31, 1993. All amounts due to the affiliate in 1994 were paid prior to the Share Purchase.

     During 1994, MHI advanced a total of $55.7 million to the Partnership. Such advances were used by the Partnership to repay the outstanding balance under a loan agreement entered into by the Partnership in 1986 (the 'Loan Agreement') and to make distributions to the Partners.

  Fairness of the Transaction

     Parent based the Merger Consideration on the CMH Purchase Price, which was the result of arm's length negotiations between RCI and the shareholder of CMH. The CMH Purchase Price was paid in exchange for 100% of the outstanding stock of CMH. CMH's sole assets on the Purchase Date were its 40% interest in the Partnership and its 33.33% interest in the Manager Partnership. In its determination of the Merger Consideration, Parent elected not to allocate any portion of the CMH Purchase Price to the interest in the Manager Partnership held by CMH. Since the CMH Purchase Price represented the amount paid for a 40% interest in the Partnership, Parent determined that the value of a 100% interest in the Partnership, prior to purchase price adjustments, was $295,150,000. Pursuant to agreement between the CMH shareholder and Comcast, the final CMH Purchase Price was reduced by purchase price adjustments in an amount equal to $59,993,464. This calculation resulted in an adjusted valuation for a 100% interest in the Partnership equal to $235,156,536. Since the Company's primary asset is its 10% interest in the Partnership, Parent determined that the value of the Company, prior to adjustments, was $23,515,654. Parent then added an amount equal to $1,115,394 to its valuation of the Company, which represented the net working capital reflected on the Company's books as of December 22, 1994. This resulted in an adjusted valuation of the Company equal to $24,631,048. The sum of $2.91 per share was then added to the adjusted CMH Purchase Price, representing an amount equal to the prime rate of interest from the Purchase Date to March 31, 1996, by which date it is anticipated that the Public Shareholders could receive the Merger Consideration for the tendered shares. This determination by the Company resulted in a price of $27.54 per share, which is greater than the fair value determined by Kane Reece Associates, Inc. ('Kane Reece'). Parent also considered the fair value report (the 'Kane Reece Report') prepared by Kane Reece, which determined a fair value for the Company's interest in the Partnership of $23.60 per share. Accordingly, the Board concluded that the Kane Reece Report provided support for the fairness of the Merger Consideration.

     As a consequence of the foregoing, the Board of Directors of Parent believed that the creation of a special committee of independent directors was not warranted under the circumstances. Moreover, all of the Directors of Parent and Merging Company are affiliates of Comcast and, consequently, none of the Directors are likely to be viewed as independent.

     Under the MBCA, Parent may effect the proposed Merger without seeking the approval of the Board of Directors or shareholders of the Company. On January 10, 1996, the Board of Directors and sole shareholder of Merging Company approved the Plan. Parent believes that the Merger Consideration is fair to the Public Shareholders. Parent initially determined the Merger Consideration solely on the basis of the CMH Purchase Price. Parent then considered a number of factors which support the fairness of its determination of the Merger Consideration, including, without limitation, the factors set forth below.

     Fair Value Report of Kane Reece. Parent considered the Kane Reece Report for the purpose of supporting the fairness of the Merger Consideration to the Public Shareholders. The Kane Reece Report was received by the Parent on January 3, 1996.

     Kane Reece valued the shares of the Company's Common Stock after taking into account such factors and information as Kane Reece considered relevant. For a description of the Kane Reece Report, see 'SPECIAL FACTORS -- Background of the Transaction -- Fair Value Report of Kane Reece Associates, Inc.'

     Parent considered each of the following valuation approaches utilized by Kane Reece, solely to determine whether the Merger Consideration is fair to the Public Shareholders: (i) the present value of projected cash flows prepared by Kane Reece (the 'Discounted Cash Flow Approach'); (ii) comparison of information derived from the sale of other cable television companies (the 'Market Approach'); and (iii) comparison of publicly-traded cable television companies (the 'Guideline Company Approach'). Parent also considered the price paid to shareholders by Parent's predecessor to purchase shares of the Company's Common Stock since 1992 in order to determine whether the Merger Consideration is fair to the Public Shareholders.

     Discounted Cash Flow Approach. Parent compared the value of the Common Stock of the Company based upon the projected cash flows prepared by Kane Reece to the Merger Consideration in order to determine whether the Merger Consideration is fair to the Public Shareholders. In the Kane Reece Report, Kane Reece reported that its Discounted Cash Flow Approach resulted in a value of $23.60 per share. Kane Reece used a multiple of 9.0 times its 2006 projected annual cash flow for the residual value of the Company, and Kane Reece discounted the projected cash flows and the residual value by an appropriate discount rate for the Company, which Kane Reece determined to be 15.5%.

     Market Approach. Parent compared the assumed value of the Company's Common Stock based on Kane Reece's analysis of the sales of other cable television systems to the Merger Consideration in order to determine whether the Merger Consideration is fair to the Public Shareholders. In the Kane Reece Report, Kane Reece reported that its Market Approach resulted in a price of $24.39 per share.

     Guideline Company Approach. Parent also compared the value of the Company's shares of Common Stock under the Guideline Company Approach with the Merger Consideration in order to determine whether the Merger Consideration is fair to the Public Shareholders. Kane Reece reported that its Guideline Company Approach resulted in a value of $19.06 per share.

     Historical Price for Purchase of Company's Common Stock by Parent's Predecessor. Since the beginning of 1992, Maclean Hunter Cable TV, Inc., Parent's predecessor, has purchased 4,265 shares of the Company's Common Stock at prices ranging from $13.50 to $15.00 per share. Parent compared such prices to the Merger Consideration in order to determine whether the Merger Consideration was fair to the Public Shareholders. See 'Special Factors -- Certain Information Concerning Parent and Merging Company.' There is no established public trading market for the Company's Common Stock and consequently, Parent was not able to consider the historical market prices of the Company's Common Stock.

     On January 24, 1996, the Company issued a press release describing the Merger.

  Fair Value Report of Kane Reece Associates, Inc.

     Parent received an analysis from Kane Reece with respect to the fair valuation of the Company's shares of Common Stock held by the Public Shareholders.

     Kane Reece is a nationally recognized appraisal company in the telecommunications field. Kane Reece is frequently engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, with a concentration in the field of media/communications. Kane Reece was selected by Parent to act as its appraiser based upon its expertise and reputation in the valuation of cable companies.

     Since Kane Reece is a recognized appraisal company in the telecommunications field, it has in the past performed valuation and related services for Comcast and its affiliates and performed such services in connection with the Share Purchase. The aggregate fees for valuation related services during 1994 and 1995 were approximately $103,000.

     In conducting its analysis, Kane Reece considered such financial and other factors as it deemed appropriate under the circumstances, including without limitation: (i) the Partnership's 1996 Budget; (ii) the Partnership's audited financial statements for the years ended December 31, 1991-1994 and the Partnership's unaudited financial statements for the 10 months ended October 31, 1994 and 1995; (iii) the September 30, 1995 Form 10-Q of the Company; (iv) the number of monthly basic subscribers and pay units for 1994 and 1995 and annually from 1990-1994; (v) system channel charts and rate cards; (vi) system rate history 1990-1995; (vii) the franchise agreement with the City; (viii) the reported historical market prices, trading volume and market for the Common Stock of the Company; (ix) financial and stock market information for the Company and the Partnership and similar information for certain other publicly-held cable television companies; and (x) the financial terms of recent sales of cable television systems. Although Kane Reece did consider the debt evidenced by the Loan Agreement in conducting the valuation of the Company, Kane Reece determined not to consider the Partnership's debt represented by the Credit Agreement, nor any interest on such debt, in the conduct of its analysis. In addition, Kane Reece held discussions with certain members of the management of the Company and Parent regarding the business, historical operating results, financial condition, and future prospects of the Partnership and the Company, and conducted other financial analyses, studies and investigations as it considered appropriate.

     Kane Reece relied upon the accuracy and completeness of the information provided to it, including information from the Company and Parent and information from various published sources. It did not independently verify such information or undertake independent appraisals of the properties or the other assets and liabilities of the Company or the Partnership. Kane Reece's report was based upon conditions as they existed and as they reasonably could have been evaluated on the date of the Kane Reece Report. No limitations were imposed by Parent upon Kane Reece with respect to the scope of the investigation made by Kane Reece in rendering the Kane Reece Report. The Company, Parent and their management fully cooperated with Kane Reece in connection with its analysis.

     Kane Reece performed certain financial analyses which it considered relevant, including, (i) the Discounted Cash Flow Approach, (ii) the Market Approach, and (iii) the Guideline Company Approach. Such analyses are set forth in the Kane Reece Report and are summarized below.

     Financial Projections. Kane Reece's projections of the Partnership's revenues, expenses and operating cash flow for the periods indicated, together with significant assumptions made in computing the projections, are summarized below.


                                                     1996         1997         1998         1999         2000
                                                  -----------  -----------  -----------  -----------  -----------
                                                                      (DOLLARS IN THOUSANDS)
Revenue.........................................  $    74,669  $    80,398  $    84,759  $    90,325  $    95,174
Expenses........................................       42,561       45,023       46,618       49,679       52,346
                                                  -----------  -----------  -----------  -----------  -----------
Operating Cash Flow.............................  $    32,108  $    35,375  $    38,141  $    40,646  $    42,828
                                                  -----------  -----------  -----------  -----------  -----------
                                                  -----------  -----------  -----------  -----------  -----------

                                                     2001         2002         2003         2004         2005
                                                  -----------  -----------  -----------  -----------  -----------
Revenue.........................................  $   101,301  $   106,754  $   113,579  $   119,710  $   127,118
Expenses........................................       55,715       58,715       62,469       65,841       69,915
                                                  -----------  -----------  -----------  -----------  -----------
Operating Cash Flow.............................  $    45,586  $    48,039  $    51,110  $    53,869  $    57,203
                                                  -----------  -----------  -----------  -----------  -----------
                                                  -----------  -----------  -----------  -----------  -----------

     Kane Reece's projections were based on (i) interviews with management of Parent, (ii) financial information (including, without limitation, historical financial information and estimates of future performance prepared for internal purposes) provided to Kane Reece by Parent, and (iii) general industry and local market trends.

     Kane Reece's projections assumed that revenue would grow from $74.7 million in 1996 to $127.1 million in 2005 (a compounded annual growth rate of 6.1%) primarily due to growth in the number of cable subscribers and growth in average revenues per subscriber. The number of cable subscribers was assumed to grow from approximately 126,057 in 1996 to 160,845 in 2005 (a compounded annual growth rate of 2.7%). Average monthly basic revenue per subscriber was projected to grow at a compounded annual growth rate of 4.0% after 1996. Pay
(e.g. Home Box Office, Showtime and The Disney Channel) units were projected to increase from approximately 234,466 units in 1996 to 270,219 in 2005 (a compounded annual growth rate of 1.6%). The average monthly revenue per pay unit was assumed to grow from $9.23 in 1996 to $10.70 in 2005 (a compounded annual growth rate of 1.7%), and the average monthly pay-per-view revenue per basic subscriber was estimated to grow from $1.98 in 1996 to $3.08 in 2005 (a compounded annual growth rate of 5.0%).

     Total operating expenses were assumed to grow at a compounded annual growth rate of 5.7% annually between 1996 and 2005 (from $42.6 million in 1996 to $69.9 million in 2005). Operating cash flow was assumed to grow at a compounded annual growth rate of 6.6% (from $32.1 million in 1996 to $57.2 million in 2005). As a percentage of revenues, operating cash flow increased from 43% projected for 1996 to 45% in 2005.

     Discounted Cash Flow Approach. In the Discounted Cash Flow Approach, Kane Reece estimated a value for the Company's shares by calculating and then adding the present values of (i) unleveraged annual cash flow streams for 1996 through 2005 derived from the financial projections as described above, and (ii) the residual value of the Company.

     In any analysis of future cash flows, a critical factor is the selection of the discount rate which will be utilized in the calculation of the present value of these future values. The investment's discount rate, also referred to as a return requirement, is the overall return which an investor expects to achieve on an investment. The development of the discount rate starts with the determination of a weighted average cost of capital. The weighted average cost of capital is made up of two components: debt and equity.

     The cost of equity is arrived at by using the Capital Asset Pricing Model. The derived equity rate represents the return expected on equity capital by an investor and is consistent with Kane Reece's experience with respect to equity investor expectations in today's cable television ('CATV') marketplace. Briefly, this method begins with the risk free rate of return, generally the rate on U.S. government debt instruments of appropriate duration, and then applies both an equity risk premium and small stock premium that an equity investor requires in order to invest. The appropriate discount rate for the Partnership needs to consider the unsystematic risk associated with a single property.

     The next step is to determine the cost of debt capital. This rate is principally affected by the credit worthiness of the borrower and the general risk associated with the industry. To estimate the cost of debt as of the valuation date, Kane Reece reviewed the CATV debt market. Paul Kagan, in the October 17, 1995 issue of Cable TV Investor, tracked 44 cable bonds providing a cable high-yield bond average. The average yield to maturity at October 15, 1995 for these bonds was 10.26%. Kane Reece then tax effected this assumed cost of debt, taking into consideration statutory federal and state tax rates.

     The final step is to determine the mixture of debt and equity in the capital structure. The capital structure percentages were derived based upon a review of the industry lending practices as of the valuation date. Senior debt lending limits are typically discussed in terms of cash flow multiples. The debt-to-equity ratio is derived by comparing the debt lending limit multiples to the valuation cash flow multiples. Kane Reece calculated a weighted average cost of capital of 15.5% for the Partnership.

     The residual value was determined by multiplying the estimated 2005 operating cash flow by a multiple of 9.0 and applying the discount rate of 15.5%. The Discounted Cash Flow Approach resulted in a valuation of $23.60 per share of the Company's Common Stock.

     Market Approach. The Market Approach requires the appraiser to collect and analyze recent comparable market transactions and then make value adjustments based on a comparative analysis between the market transactions and the subject property. It is important to use transactions which are on or about the valuation date and which, if possible, straddle that date. The application of the Market Approach is most commonly found in the appraisal of real estate. The market for real estate is characterized by frequent sales within a geographic area, reliably known sale prices, and readily discernable attributes of properties sold. This is not the case for sales of CATV businesses. The businesses are comprised of a number of types of tangible and intangible assets, and data on these transactions are available only through the press and trade publications. The quality of this reported data is suspect and quite incomplete. Kane Reece's experience in the CATV industry has been that the publicly available data is at best an approximation. The buyers and sellers in this market are under no obligation to report the information. The application of the Market Approach to the CATV business would be extremely difficult and unreliable due to the lack of comparative data and the subjectivity of any comparative value adjustments. Due to the unique nature of each cable property, to complete a valid comparative analysis the following variables would need to be collected and analyzed for each market transaction:

            -- Homes in Franchise Area
            -- Homes Passed by Cable
            -- Subscriber Penetration
            -- Revenues Per Subscriber
            -- Current Cash Flow
            -- Operating Margin
            -- System/Size Configuration
            -- Location
            -- Service Area Demographics
            -- Physical Plant Condition
            -- Required Capital Expenditures
            -- Regulatory Environment
            -- Competition
            -- Specific Buyer and Seller Motivations
            -- Liabilities Assumed

Even if all the necessary information was available, the quantification of value adjustments to reflect differences between market transaction comparative indicators and the subject property's comparative indicators would be extremely difficult. As such, the Market Approach was rejected by Kane Reece due to the lack of appropriate data. While the Market Approach was not used to develop separate value conclusions, market data from recent CATV transactions was collected and reviewed to provide corroborative evidence to the value conclusion determined by the Discounted Cash Flow Approach.

     Industry practice is to describe market transactions for cable systems in terms of subscriber (price/number subscribers) and cash flow multiples (price/cash flow). Kane Reece reviewed the transactions, each of which was greater than 47,000 subscribers, that were announced during 1995. Based on Kane Reece's review, the weighted averages of price per subscriber and cash flow multiples yielded a price per share of $24.39. The result of the Market Approach corroborates the value conclusion determined by the Discounted Cash Flow Approach.

     Guideline Company Approach. The Guideline Company Approach is a technique that provides an indicated publicly traded equivalent value of equity based on direct comparison of the Company's common stock to common stocks of publicly traded companies involved in the same or similar lines of business. Several approaches for valuing closely held companies are available under the Guideline Company Approach. Most approaches involve some variation of earnings power or underlying assets, or a combination of the two. Kane Reece relied on the following three approaches for its value indications: capitalization of earnings before interest, taxes, depreciation, and amortization ('EBITDA'), capitalization of earnings before interest and taxes and capitalization of revenue. These three approaches rely on data from the publicly traded guideline companies. The value multiples utilized in the three approaches relate the guideline companies' stock price at the valuation date to various fundamental data such as earnings and revenue. These multiples generally take into account trends in operating performance as well as the stability or instability of the underlying data. In this manner, the risks associated with the comparative companies can be viewed in relation to return expectations as exhibited by the pricing behavior of a particular company's common stock.

     Kane Reece selected six publicly-traded companies (i) whose revenues were substantially derived from cable operations, (ii) that had stock which was publicly traded and was listed in Standard & Poor's S&P Reports, (iii) which were United States companies that conducted their business primarily in the United States, (iv) which were listed in SIC Code 4841, Cable and Other Pay Services, (v) for which there was adequate information (five years) about such corporations publicly available, (vi) which had positive cash flow in two of the last three years and three of the last five years, and (vii) which were not actively engaged in negotiations to be acquired. The companies used in this analysis were Adelphia Communications Corp., Cablevision Systems Corporation, Comcast, Falcon Cable Systems Co., TCA Cable TV, Inc. and Tele-Communications, Inc.

     The Company was equal to or above the guideline company group in the area of operating income, however it had lower basic penetration, higher pay-to-basic and higher basic churn. Based on these results, Kane Reece concluded that the median multiple of the guideline company group is applicable to the Company. In concluding a value for the Company's Common Stock, greatest weight was given to the EBITDA approach (80%) as being most indicative of value in this case since this multiple captures the unique operating properties of the CATV industry, and additionally, sales transactions in the CATV industry are generally based on this type of multiple. The other two multiples were given a weighting of 10% each. The implied valuation of the Company based on the Guideline Company Approach was $19.06 per share.

     Kane Reece gave the greatest weight to the value obtained utilizing the Discounted Cash Flow Approach, due to the unique characteristics of the CATV system and the fact that the Discounted Cash Flow Approach incorporates the unique combination of revenue sources and competitive forces to which the System is subject. Kane Reece utilized the Market Approach and the Guideline Company Approach primarily for corroborative purposes, and did not weight such approaches highly as stand-alone value indicators.

     The summary set forth above does not purport to be a complete description of the Kane Reece Report. Kane Reece believes that its analysis must be considered as a whole and that selecting portions of such analysis and of the factors considered by it, without considering all factors and analysis, could create an incomplete view of the processes underlying its analysis. The preparation of a valuation report is a complex process and is not necessarily susceptible to partial analysis or summary description. In its analysis, Kane Reece made numerous assumptions with respect to industry performance, general business and economic conditions, re-regulation and other matters, many of which are beyond the control of Parent or Kane Reece. Any estimates contained therein are not necessarily indicative of actual values, which may be significantly more or less favorable than as set forth therein. Estimates of values of companies do not necessarily reflect the prices at which such companies could actually be sold. Because such estimates are inherently subject to uncertainty, none of Kane Reece, the Company, Parent, Merging Company or any other person assumes responsibility for their accuracy.

     The foregoing description of the Kane Reece Report is qualified by reference to the full text of such report included as an Exhibit to the Schedule 13E-3 filed with the Securities and Exchange Commission (the 'Commission'). Copies of the Kane Reece Report will be made available for inspection and copying at the principal executive offices of Parent during regular business hours by any interested shareholder of the Company, or by his or her representative who has been so designated in writing, and may be inspected and copied, and obtained by mail, from the Commission as set forth in 'SPECIAL FACTORS -- Certain Information Concerning the Company/Financial Information'.

TERMS, PURPOSE AND STRUCTURE OF THE TRANSACTION

     The purpose of the Merger is for Parent, through Merging Company, to acquire the entire equity interest in the Company for fair consideration in a prompt and orderly manner.

     One of the reasons Parent proposed the Merger when it did, and why the Merger, in the view of the management of Parent, will be beneficial to the Company and to Parent, is that the Merger will enable the Company to participate in joint ventures and sharing arrangements with Parent-related entities in connection with the convergence of cable television and other communications technologies, including voice and data transmission. These arrangements will be simplified if there is no perceived conflict with the interests of the Public Shareholders.

     Parent also considered the Merger at this point in order to facilitate additional financing with respect to CATV systems owned by Comcast and unrelated to the System. Increased competition in the CATV industry and the need to remain competitive with the technology utilized by competitors creates a need for large capital expenditures on equipment and research and development. Accordingly, in order to compete more effectively, CATV companies are required to raise capital. Following the Merger, Comcast will have the flexibility of utilizing the System to provide credit enhancement opportunities.

     Parent also considered the expense associated with the filing requirements of a public company. Since the Company's Common Stock is currently registered under the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), the Company has an obligation to comply with the proxy rules of Regulation 14A and
Section 14 of the Exchange Act. In addition, the Company is obligated to file reports with the Commission pursuant to Sections 13 and 15(d) of the Exchange Act or to disseminate the information contained in such reports. Following the Merger, the Company will not be required to incur the expense in connection with filing such reports and complying with such proxy rules.

     The acquisition of the entire equity interest in the Company has been structured as a short form reverse triangular merger under the MBCA in which Public Shareholders will receive cash for their Shares and the Company will become a wholly-owned subsidiary of Parent in order to enable Parent to acquire 100% ownership of the Company.

     Because immediately prior to the adoption of the Plan, Merging Company owned more than 90% of the outstanding shares of the Common Stock of the Company and the Plan was adopted by the Board of Directors and sole shareholder of Merging Company, the approval of the Board of Directors, shareholders or Public Shareholders of the Company is not required.

     Upon consummation of the Merger, the Public Shareholders of the Company will no longer have an equity interest in the Company and, therefore, will not benefit from future earnings and growth. Instead, under the Plan, each Public Shareholder will have only the right to receive cash as specified in the Plan for each Share theretofore held by him or her.

     The Company will, as a result of the Merger, become a privately-held corporation, with no active market for its shares of Common Stock. The registration of the Company's Common Stock under the Exchange Act will be terminated. The Company will be relieved of the obligation to comply with the proxy rules of Regulation 14A under Section 14 of the Exchange Act. Moreover, the Company will no longer be obligated to file reports with the Commission pursuant to Sections 13 and 15(d) of the Exchange Act or to disseminate the information contained in such reports. See 'SPECIAL FACTORS -- Certain Effects of the Transaction'.

PLAN OF MERGER

     Under the MBCA, because the Plan has been adopted by the Board of Directors and sole shareholder of Merging Company, which owns approximately 96.5% of the outstanding shares of Common Stock of the Company, no action need be taken by the directors or shareholders of the Company to approve the Plan.

     The following is a summary of certain provisions of the Plan, a copy of which is attached as Annex 1 hereto and incorporated herein by reference. Such summary is qualified in its entirety by reference to the full text of the Plan.

     The Plan provides that, subject to the right of Merging Company to terminate and abandon the Plan, Merging Company will be merged with and into the Company, which will be the surviving corporation. The separate existence of Merging Company will cease. As a result of the Merger, the Company will become a wholly-owned subsidiary of Parent. In the Merger, each Share held of record by Public Shareholders as of the close of business on the day immediately preceding the Effective Date (subject to the provisions applicable to dissenters rights of appraisal) will, without any action on the part of any holder thereof, be automatically converted on the Effective Date into the right, upon surrender of the Shares, to receive the Merger Consideration in cash, without interest thereon. Each outstanding share of Common Stock of the Company held by Merging Company outstanding on the Effective Date will be cancelled and extinguished. The Common Stock of Merging Company owned by Parent outstanding on the Effective Date will, without any action on the part of Parent, be converted into one hundred (100) fully paid shares of Common Stock of the Company.

     The Articles of Incorporation and Bylaws of the Company in effect on the Effective Date will continue in full force and effect, unless and until subsequently amended, as the Articles of Incorporation and Bylaws, respectively, of the Company.

     The Directors and Officers of Merging Company in office on the Effective Date will be the Directors and Officers of the Company after the Merger and will continue in office until their successors have been duly elected and qualified, subject to removal, resignation or such other change as may otherwise occur, and all other officers and directors of the Company shall thereupon cease to hold office.

     Any cash provided to the Paying Agent pursuant to the Plan and not exchanged for Shares within 180 days after the Effective Date will be returned by the Paying Agent to the Company, which thereafter will act as paying agent. Pursuant to law, the Company is required to escheat to the appropriate state any funds set aside in exchange for Shares which are not tendered.

     THE EFFECTIVE DATE OF THE MERGER WILL BE THE DATE UPON WHICH THE CERTIFICATE OF MERGER IS FILED WITH THE DEPARTMENT OF COMMERCE OF THE STATE OF
MICHIGAN, WHICH IS EXPECTED TO BE ON OR ABOUT                , 1996.

     The Plan will have an identical effect on all Public Shareholders other than those electing to exercise dissenters rights discussed under 'Dissenting Shares/Dissenters Rights'.

INTEREST OF CERTAIN PERSONS IN SECURITIES OF THE ISSUER AND THE TRANSACTION

     As of November 30, 1995, Parent1 beneficially owned 965,124 shares (or approximately 96.5% of the outstanding shares) of the Common Stock of the Company. Since the Purchase Date, Parent, or a wholly-owned subsidiary of Parent, has continuously owned 90% or more of the Company's Common Stock. As majority shareholder of the Company and Merging Company, Parent has had the ability to control the Company and Merging Company since the Purchase Date and has been (and continues to be) able to control election of all of the directors of the Company and Merging Company. As a result of their control of the Company, Parent, Merging Company and certain affiliates have an interest in the Merger that may be deemed to present an actual or potential conflict of interest and certain officers and directors of Parent who also serve as officers and directors of the Company may be deemed to have a similar conflict of interest.

     To the knowledge of Parent and Merging Company, there are no contracts, arrangements, understandings or relationships in connection with the Merger with respect to the shares of Common Stock of the Company other than the Plan and the agreement with the transfer agent for the Company's Common Stock to serve as Paying Agent.

     To the knowledge of Parent and Merging Company, after reasonable inquiry, no executive officer, director or affiliate of the Company or of Parent owns any Common Stock of the Company, except for the shares of Common Stock of the Company owned by Merging Company.

     On January 4, 1996, Parent formed Merging Company as a wholly-owned subsidiary. On January 10, 1996, Parent contributed the 965,124 shares of the Common Stock of the Company which it owned to the capital of Merging Company, resulting in the ownership by Merging Company of approximately 96.5% of the outstanding Common Stock of the Company.

CERTAIN EFFECTS OF THE TRANSACTION

     After the Effective Date, the business of the Company will continue to be operated and managed under its current trade or business name by the current operating management. The Company will continue to acquire and dispose of assets in the ordinary course, as in the past, but has no current plans with respect to specific acquisition or disposition transactions. Except for the Merger and as otherwise described herein, neither Parent nor Merging Company has any present plans or proposals with respect to the Company that would result in an extraordinary corporate transaction, such as a merger,

------------------
1. Parent is a direct wholly-owned subsidiary of COM MH, Inc. (formerly known as Maclean Hunter, Inc.), which is a direct wholly-owned subsidiary of MH Holdings. MH Holdings is a direct wholly-owned subsidiary of Comcast Communications Properties, Inc., a Delaware corporation ('CCPI'), which is a direct wholly-owned subsidiary of MHCP. Fifty-five percent (55%) of MHCP is owned by Comcast Cable Communications, Inc., a Delaware corporation ('CCC, Inc.'), and forty-five percent (45%) of MHCP is owned by CalPERS. CCC, Inc. is a direct wholly-owned subsidiary of Comcast. At November 30, 1995, Sural Corporation, a Delaware corporation ('Sural'), owned 1,845,037 shares of Comcast's Class A Common Stock and was the sole owner of Comcast's Class B Common Stock. Mr. Ralph J. Roberts, Chairman of the Board of Directors of Comcast, and members of his family own all of the voting securities of Sural. Pursuant to Rule 13d-3 of the Exchange Act, Mr. Roberts is deemed to be the beneficial owner of Comcast's Class A Common Stock owned by Sural. Mr. Roberts' beneficial ownership also includes 319,070 shares of Comcast's Class A Common Stock owned directly. Furthermore, pursuant to Rule 13d-3 of the Exchange Act, Mr. Roberts is deemed to be the beneficial owner of Comcast's Class B Common Stock owned by Sural. In addition to the shares owned by Sural, Mr. Roberts has options to purchase 658,125 shares of Comcast's Class B Common Stock, of which 556,875 options are currently exercisable or are exercisable within 60 days of November 30, 1995. Since each share of Comcast's Class B Common Stock is entitled to fifteen votes, the shares of Comcast's Class A Common Stock and Comcast's Class B Common Stock owned by Sural constitute approximately 78% of the voting power of the two classes of Comcast's voting common stock combined (79% if all other shares of Comcast's Class A Common Stock which Mr. Roberts is deemed to beneficially own and his shares underlying options to purchase Comcast's Class B Common Stock currently exercisable or exercisable within 60 days of November 30, 1995 are included). Comcast's Class B Common Stock is convertible on a share-for-share basis into Comcast's Class A Common Stock or Comcast's Class A Special Common Stock. If Sural and Mr. Roberts were to convert Comcast's Class B Common Stock which they are deemed to beneficially own into Comcast's Class A Common Stock, Mr. Roberts would beneficially own 11,507,232 shares of Comcast's Class A Common Stock (approximately 23.7% of Comcast's Class A Common Stock).

reorganization, relocation of operations, sale or transfer of assets or any material change in the Company's corporate structure, business or composition of its management.

     As set forth in the Plan, Directors and Officers of Merging Company in office on the Effective Date will be the Directors and Officers of the Company after the Merger and will continue in office until their successors have been duly elected and qualified, subject to removal, resignation or such other change as may otherwise occur and all other officers and directors of the Company shall thereupon cease to hold office.

     The Common Stock of the Company is currently registered under Section 12(g) of the Exchange Act. Upon consummation of the Merger, the Company will apply to the Commission for termination of the registration of its shares under the Exchange Act. Termination of registration of the shares under the Exchange Act will eliminate the Company's obligation to furnish information to the public and the Commission pursuant to Sections 13 and 15(d) of the Exchange Act and would make certain provisions of the Exchange Act, such as the short-swing profit recovery provisions of Section 16(b), the requirement of furnishing a proxy statement in connection with shareholders' meetings pursuant to Section 14(a) and the requirements of Rule 13e-3 under the Exchange Act with respect to 'going private' transactions, no longer applicable to the Company. IT IS THE PRESENT INTENTION OF PARENT TO SEEK TO CAUSE THE COMPANY TO MAKE AN APPLICATION FOR TERMINATION OF REGISTRATION OF ITS SHARES OF COMMON STOCK AS SOON AS PRACTICABLE FOLLOWING THE MERGER. When the Merger is consummated, satisfaction of the requirements for termination of registration is assured.

     If the Merger had occurred on September 30, 1995, the Company's unaudited pro forma total assets and stockholders' equity at September 30, 1995 would have been $16.7 million and $9.3 million, respectively, representing increases of $1.0 million from $15.7 million and $8.3 million, respectively. On a pro forma basis, the Company's book value per share at September 30, 1995 would have been $9.32 per share, an increase of $1.00 per share from $8.32 per share. If the Merger had occurred on January 1, 1994, the Company's unaudited pro forma net loss for the nine months ended September 30, 1995 would have been $924,000 ($0.92 per share), representing an increase of $24,000 ($0.02 per share) from $900,000 ($0.90 per share), while the Company's unaudited pro forma net income for the year ended December 31, 1994 would have been $237,000 ($0.24 per share), representing a decrease of $33,000 ($0.03 per share) from $270,000 ($0.27 per share). The pro forma per share information presented herein assumes that the Company's average number of shares of Common Stock outstanding is 1.0 million shares before and after the Effective Date of the Merger. For periods prior to the Share Purchase, pro forma financial information does not reflect the effects of the Share Purchase on the Company's results of operations.

     The increase in total assets results from the purchase of the outstanding Shares from the Public Shareholders and related estimated transaction costs on the Effective Date of the Merger. The increase in stockholders' equity results from capital contributions to be made by Parent to Merging Company to fund the Merger. The change in the Company's net (loss) income on a pro forma basis, for each period discussed above, results from the additional amortization expense associated with the excess of amounts paid over book value to acquire the outstanding Shares from the Public Shareholders, net of related income tax benefit.

     Immediately prior to the contribution by Parent to the capital of Merging Company of the shares of Common Stock of the Company owned by Parent, Parent owned approximately 96.5% of the outstanding shares of Common Stock of the Company. On the Effective Date of the Merger, all of the outstanding shares of the Common Stock of the Company will be owned by Parent, resulting in an increase in Parent's interest in the book value and earnings of the Company from approximately 96.5% to 100%. If Parent's interest in the book value of the Company had been 100% on September 30, 1995, its share of such book value would have increased by $291,000 (from $8.0 million to $8.3 million). If Parent's interest in the (loss) earnings of the Company had been 100% from January 1, 1994, its interest in such (loss) earnings would have increased by ($31,500) (from ($868,500) to ($900,000)) for the nine months ended September 30, 1995 and by $9,450 (from $260,550 to $270,000) for the year ended December 31, 1994. The foregoing is based on historical financial information of the Company and does not give effect to the pro forma effects of the Merger and Share Purchase on the Company, as discussed above.

     The amounts contained in the preceding unaudited pro forma financial information are not necessarily indicative of future results nor are they necessarily indicative of results which actually would have occurred had the Merger been consummated on the dates indicated.

CERTAIN INFORMATION CONCERNING THE COMPANY/FINANCIAL INFORMATION

     The Company's Common Stock is the subject of the Plan as described by this Rule 13E-3 Transaction Statement. As of January 10, 1996 (the record date for purposes of determining shareholders of the Company entitled to notice of adoption of the Plan), 1,000,000 shares of the Company's Common Stock were outstanding and were held of record by 602 persons. A total of 34,876 shares were then held of record by persons other than Merging Company.

     There is no established public trading market for the Company's Common Stock. The Company's Common Stock is not listed on any securities exchange.

     During the year ended December 31, 1994, the Partnership made a distribution to the Partners of $12.5 million. The Partnership charged this distribution against the capital accounts of Detroit Cable, CMH and the Company on a 50%, 40%, 10% basis, respectively. The Company's share of this distribution was $1.25 million. The proceeds received by the Company were paid to its shareholders in 1994 as a cash dividend of $1.25 per share of Common Stock. During the year ended December 31, 1992, the Partnership made a similar distribution to the partners of $15.0 million. The Company's share of this distribution was $1.5 million. The proceeds received by the Company were paid to its shareholders in 1993 as a cash dividend of $1.50 per share of Common Stock. The Company is generally restricted from paying further dividends to its shareholders under the terms of the Credit Agreement.

     Set forth below is a summary of certain financial information with respect to the Company and the Partnership. The audited financial statements contained in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and the unaudited financial statements contained in the Company's Quarterly Report on Form 10-Q for the nine (9) months ended September 30, 1995 are included as Exhibits to the Schedule 13E-3 filed with the Commission. More comprehensive financial information is included in such reports and other documents filed by the Company with the Commission, and the following summary is qualified in its entirely by reference to such reports and other documents and all of the financial information (including any related notes) contained therein. Such reports and other documents may be inspected and copies may be obtained from the offices of the Commission in the manner set forth below.

                         SUMMARY FINANCIAL INFORMATION
                    CABLEVISION INVESTMENT OF DETROIT, INC.


                                                                            NINE MONTHS            YEAR ENDED
                                                                        ENDED SEPTEMBER 30,       DECEMBER 31,
                                                                        --------------------  --------------------
                                                                         1995(1)     1994      1994(1)     1993
                                                                        ---------  ---------  ---------  ---------
                                                                       (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
STATEMENT OF OPERATIONS DATA:
     Equity in net (loss) income of Partnership.......................  ($  1,117)  $    721   $    813   $    820
     Interest income..................................................         52         33         48         53
     Net (loss) income................................................       (900)       305        270        278
BALANCE SHEET DATA (at end of period):
     Working capital..................................................   $  1,103   $  1,117   $  1,117   $  1,109
     Total assets.....................................................     15,663      3,499     17,484      4,445
     Total stockholders' equity.......................................      8,316      3,490      9,649      4,435
PER SHARE(2)
     Net (loss) income................................................  ($    .90)  $    .31   $    .27   $    .28
     Book value.......................................................       8.32       3.49       9.65       4.44

------------------
1 As a result of the Share Purchase, a new cost basis was established for the purchased assets and liabilities. The financial position of the Company as of December 31, 1994 and September 30, 1995 and its results of operations for the period from December 22, 1994 through December 31, 1994 and for the nine months ended September 30, 1995, reflect an allocation of the purchase price to the assets and liabilities of the Company based on relative estimated market values. For the year ended December 31, 1994, the effects of such allocations on the Company's results of operations were not significant. For purposes hereof, 1994 results of operations for the periods prior and subsequent to the Share Purchase have been combined. Information for the year ended December 31, 1993 and the nine months ended September 30, 1994 represents that of the predecessor corporation.

2 Average number of shares of common stock outstanding during each period was
  1.0 million.

                         COMCAST CABLEVISION OF DETROIT

                                                                      NINE MONTHS              YEAR ENDED
                                                                  ENDED SEPTEMBER 30,         DECEMBER 31,
                                                                -----------------------  -----------------------
                                                                  1995(1)       1994       1994(1)       1993
                                                                -----------  ----------  -----------  ----------
                                                                             (DOLLARS IN THOUSANDS)
STATEMENT OF OPERATIONS DATA:
     Service income...........................................  $    50,633  $   49,211  $    65,380  $   65,963
     Net (loss) income for allocation to partners.............      (11,173)      7,064        7,968       8,038
BALANCE SHEET DATA (at end of period):
     Working capital (deficiency).............................  $   (57,026) $  (24,778) $   (58,560) $  (13,221)
     Total assets.............................................      293,408      74,300      309,129      79,461
     Total partners' capital..................................       69,841       4,303       85,346       9,738
RATIO OF EARNINGS TO FIXED CHARGES:                                      (2)       4.13         3.30        3.87

------------------
1 As a result of the Share Purchase, a new cost basis was established for the purchased assets and liabilities. The financial position of the Partnership as of December 31, 1994 and September 30, 1995, and its results of operations for the period from December 22, 1994 through December 31, 1994 and for nine months ended September 30, 1995, reflect an allocation of the purchase price to the assets and liabilities of the Partnership based on relative estimated market values. For the year ended December 31, 1994, the effects of such allocations on the Partnership's results of operations were not significant. For purposes hereof, 1994 results of operations for the periods prior and subsequent to the Share Purchase have been combined. Information for year ended December 31, 1993 and for the nine months ended September 30, 1994 represents that of the predecessor partner.

2 Earnings were inadequate to cover fixed charges for the nine months ended
  September 30, 1995. The amount of coverage deficiency was $11.2 million.

     The Company is subject to the information filing requirements of the Exchange Act and is required to file reports and other information with the Commission relating to its business, financial condition and other matters. Information, as of particular dates, concerning the Company's directors and officers, their remuneration, the principal holders of the Company's securities and any material interest of such persons in transactions with the Company is required to be described in proxy statements distributed to the Company's shareholders and filed with the Commission. These reports, proxy statements and other information should be available for inspection at the Commission's office at 450 Fifth Street, N.W., Washington, DC 20549, and also should be available for inspection at the regional offices of the Commission located at Northwestern Atrium Center, 500 W. Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of this material may also be obtained by mail, upon payment of the Commission's customary fees, from the Commission's principal office at 450 Fifth Street, N.W., Washington, DC 20549.

CERTAIN INFORMATION CONCERNING PARENT AND MERGING COMPANY

     Merging Company is a newly-incorporated Michigan corporation and a wholly-owned direct subsidiary of Parent. Merging Company has not conducted any business to date other than in connection with the Merger.

     Parent is a Michigan corporation and an indirect subsidiary of COM MH, Inc. (formerly known as MHI). Parent's sole assets are its ownership of approximately 96.5% of the Common Stock of the Company; its ownership of 100% of the issued and outstanding capital stock of Detroit Cable; and its 66.7% general partnership interest in the Manager Partnership. The principal executive offices of Parent and the Merging Company are located at 1500 Market Street, Philadelphia, PA 19102-2148.

     The name, citizenship, business addresses, present principal occupation or employment, and material positions held during the past five years of each of the directors and executive officers of the Merging Company and of Parent are set forth in Annex 2 to this Statement, which is incorporated herein by reference.

     Sural holds approximately 78% of the voting power of the two classes of voting common stock of Comcast combined. Ralph J. Roberts, Chairman of the Board and a Director of Comcast, Parent, Merging Company and the Company, and members of his family own all of the voting securities of Sural. Pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended, he is deemed to be the beneficial owner of the Comcast common stock owned by Sural, as well as the beneficial owner of the Common Stock of the Company owned by Parent. The principal executive offices of Sural are located at 1105 Market Street, Suite 1300, Wilmington, Delaware 19801.

     The name, citizenship, business addresses, present principal occupation or employment, and material positions held during the past five years of each of the directors and executive officers of Sural are set forth in Annex 2 to this Statement, which is incorporated herein by reference.

     Until immediately prior to the time Merging Company merges with and into the Company, it is anticipated that Merging Company will have no assets, liabilities or activities other than those incident to its formation and capitalization (including the shares of the Common Stock of the Company contributed to it by Parent) and as contemplated to implement the Plan. No meaningful financial information regarding Merging Company is available.

     Since the commencement of the Company's 1992 fiscal year, Parent (including Maclean Hunter Cable TV, Inc., Parent's predecessor) has purchased 4,265 shares (.4265%) of the outstanding Common Stock of the Company. The purchase prices for such shares ranged from $13.50 to $15.00 per share. Parent, or a wholly-owned subsidiary of Parent, has owned 90% or more of the Company's outstanding Common Stock since the Purchase Date. The following table sets forth for the periods indicated the average purchase price paid for such shares.

                                                  AVERAGE PURCHASE PRICE
                                                  ----------------------
1992
1st Quarter.....................................  No Shares Purchased
2nd Quarter.....................................  $15.00
3rd Quarter.....................................  $15.00
4th Quarter.....................................  No Shares Purchased

1993
1st Quarter.....................................  No Shares Purchased
2nd Quarter.....................................  No Shares Purchased
3rd Quarter.....................................  No Shares Purchased
4th Quarter.....................................  $13.50

1994
1st Quarter.....................................  $13.50
2nd Quarter.....................................  No Shares Purchased
3rd Quarter.....................................  No Shares Purchased
4th Quarter.....................................  No Shares Purchased

1995
1st Quarter.....................................  No Shares Purchased
2nd Quarter.....................................  No Shares Purchased
3rd Quarter.....................................  No Shares Purchased
4th Quarter.....................................  No Shares Purchased

FEES AND EXPENSES/FINANCING OF THE TRANSACTION

     It is estimated that the total funds required to consummate the Plan and pay all related costs and expenses will be approximately $1.0 million. All costs and expenses incurred in connection with the transactions contemplated by the Plan shall be paid by the party incurring such expenses except that Parent, from its available working capital, will provide Merging Company and the Company surviving the Merger with the funds required to consummate the Merger, including the aggregate Merger Consideration.

     It is estimated that the costs and expenses incurred in connection with the Plan will be approximately as set forth below:

Aggregate Merger Consideration..........................................................  $     960,485
Appraisal Fees..........................................................................         20,200
Legal Fees and Expenses (1).............................................................          7,500
Transfer Agent Fees and Expenses........................................................         10,400
Filing Fees.............................................................................            192
Printing Fees...........................................................................         10,000
Miscellaneous...........................................................................          1,223
                                                                                          -------------
Total...................................................................................  $   1,010,000
                                                                                          -------------
                                                                                          -------------

------------------
(1) Does not include fees and disbursements in connection with any proceeding that may relate to the exercise of appraisal rights in respect of Dissenting Shares.

PROCEDURES FOR SURRENDERING SHARES IN EXCHANGE FOR PAYMENT OF MERGER CONSIDERATION OR PURSUANT TO THE EXERCISE OF DISSENTERS RIGHTS

     DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. In order to receive the cash payment of $27.54 per Share Merger Consideration to which a holder of Shares is entitled in exchange for the Shares under the terms of the Merger, certificates for all physically surrendered Shares, together with a properly completed and duly executed Letter of Transmittal, and any required signature guarantees and any other required documents must be received by the Paying Agent at one of its addresses set forth therein.

     THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES REPRESENTING SHARES, IS AT THE OPTION AND RISK OF THE SHAREHOLDER. IF SENT BY MAIL, IT IS RECOMMENDED THAT CERTIFICATES AND DOCUMENTS BE SENT BY REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED.

     GUARANTEE OF SIGNATURES. No signature guarantee on the Letter of Transmittal is required (i) if the Letter of Transmittal is signed by the registered holder(s) of the Shares being surrendered or deposited, as applicable, and payment is to be made directly to such registered holder(s) or
(ii) if such Shares are delivered for the account of an 'Eligible Institution'. For purposes of the Merger, 'Eligible Institution' means a financial institution that is a member of the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program (each, an 'Eligible Institution'). IN ALL OTHER CASES ALL SIGNATURES ON THE LETTER OF TRANSMITTAL MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION AS DESCRIBED BELOW AND IN THE LETTER OF TRANSMITTAL.

     SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If the Letter of Transmittal is signed by the registered holder of the Shares delivered thereby, the signature must correspond with the name as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If any of the Shares delivered are owned of record by two or more joint owners, all such owners must sign the Letter of Transmittal. If any Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates. If the Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, personal representative, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority so to act must be submitted.

     When the Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted thereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to a person other than the registered owner(s).

     If the Letter of Transmittal is signed by a person other than the registered owner(s) of the certificates listed and submitted therewith, the certificate(s) must be endorsed or accompanied by appropriate stock powers and any other required documents, in either case signed by the registered owner(s) exactly as the name or name(s) of the registered owner(s) appear(s) on the certificate(s), unless the Letter of Transmittal is signed by an Eligible Institution. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     DISSENTING SHAREHOLDERS. In the case of a shareholder who is exercising dissenters rights granted by the Company under Michigan law, IN ADDITION TO DELIVERING A COMPLETED LETTER OF TRANSMITTAL AND HIS OR HER SHARES AS DESCRIBED ABOVE, A COMPLETED DISSENTERS DEMAND FOR PAYMENT FORM TOGETHER WITH ANY OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE PAYING AGENT BY __, 1996 (THE 'DEMAND DATE'). See 'SPECIAL FACTORS -- Summary of Procedure to Exercise Dissenters Rights'.

     SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of a person other than the signer of the Letter of Transmittal or if a check is to be sent to someone other than the signer of the Letter of Transmittal or to an address other than that shown on the Letter of Transmittal, the appropriate boxes on the Letter of Transmittal should be completed.

     DETERMINATION OF VALIDITY. All questions as to the validity, form and eligibility for payment of any surrendered Shares pursuant to any of the procedures described above will be determined in the sole discretion of the Company, whose determination will be final and binding.

     MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. If any certificate for Shares has been mutilated, lost, stolen or destroyed, you should contact State Street Bank (the 'Paying Agent') at telephone number (800) 426-5523 for further instructions as to obtaining the documents which must be delivered in order to complete the delivery, surrender or deposit of your Shares.

     REQUEST FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Transaction Statement, the Letter of Transmittal and the Dissenters Demand for Payment Form may be directed to the Paying Agent at P.O. Box 9061, Boston, MA 02205-8686. The telephone number of the Paying Agent is (800) 426-5523.

DISSENTING SHARES/DISSENTERS RIGHTS

     Under Michigan law, if a corporation owns at least 90% of each class of stock of a subsidiary, such corporation can effect a merger with the subsidiary without the authorization of the board of directors or other shareholders of the subsidiary, and, consequently, no vote of the shareholders of the Company is required. The Company has granted the shareholders of the Company the right to dissent from the adoption of the Plan and obtain payment in cash of the fair value of their shares (the 'Dissenting Shares') even though dissenters rights are not required under the MBCA. Such rights, if the statutory procedures are complied with, could lead to a judicial determination of the fair value (excluding any appreciation or depreciation in anticipation of the accomplishment of the Merger, unless exclusion would be inequitable) required to be paid in cash to such dissenting holders for their Shares. Any such judicial determination of the fair value of Dissenting Shares could be based upon considerations other than or in addition to the market value of the Dissenting Shares and the factors used to determine the Merger Consideration paid pursuant to the Merger, including asset values and the investment value of the Dissenting Shares. The value so determined could be more or less than the Merger Consideration paid pursuant to the Merger. The MBCA provides that a shareholder who is entitled to dissent and seek payment for his or her shares may not challenge the corporate action creating his or her right to dissent unless such action is unlawful or fraudulent with respect to the shareholder or the Company.

     While there do not appear to be dispositive judicial decisions under
Section 711 of the MBCA, which authorizes the type of short form merger described by the Plan, Section 711 is patterned generally after similar provisions in the Delaware General Corporation Law. Several decisions by Delaware courts (which are not controlling upon Michigan courts but which could influence the judgment of a Michigan court) have held that, in certain instances, a controlling shareholder of a corporation involved in a merger has a fiduciary duty to the other shareholders that requires the merger to be fair to shareholders who did not have control. In determining whether a merger is fair to shareholders who lack control, the Delaware courts have considered, among other things, the type and amount of consideration to be received by the shareholders and whether there were fair dealings among the parties. The Delaware Supreme Court has indicated in recent decisions that in most cases the remedy available in a merger that is found not to be 'fair' is a damages remedy based on essentially the same principles.

SUMMARY OF PROCEDURE TO EXERCISE DISSENTERS RIGHTS

     Under Section 762 of the MBCA, the shareholders of the Company are not entitled to exercise dissenters rights. However, the Company has decided to grant dissenters rights to any shareholder who complies with the procedures set forth in the MBCA. Dissenting shareholders will be entitled to the rights and remedies of dissenting shareholders provided in the MBCA, including having the 'fair value' of his or her Dissenting Shares (exclusive of any element of appreciation or depreciation in anticipation of the accomplishment or expectation of the Merger, unless exclusion would be inequitable) judicially determined and paid to such dissenting shareholder. The following is a brief summary of Sections 761 through 774 of the MBCA which sets forth the procedures for dissenting from adoption of the Plan and demanding statutory appraisal rights. This summary is qualified in its entirety by reference to Sections 761 through 774 of the MBCA, the full text of which is attached hereto as Annex 3. DISSENTING SHAREHOLDERS ARE URGED TO CAREFULLY READ ANNEX 3 HERETO. FAILURE TO TAKE ANY STEP IN A TIMELY MANNER IN CONNECTION WITH THE EXERCISE OF DISSENTERS RIGHTS MAY RESULT IN THE LOSS OR WAIVER OF THESE RIGHTS.

     SHAREHOLDERS OF RECORD AND BENEFICIAL OWNERS OF SHARES WHO DESIRE TO EXERCISE THEIR DISSENTERS RIGHTS ('DISSENTING SHAREHOLDERS') MUST DEMAND PAYMENT FOR THEIR DISSENTING SHARES BY COMPLETING THE LETTER OF TRANSMITTAL AND DISSENTERS DEMAND FOR PAYMENT FORM INCLUDED HEREIN, AND RETURNING SUCH FORMS AS INSTRUCTED THEREIN, TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, AND OTHER REQUIRED DOCUMENTS AND HIS OR HER CERTIFICATES REPRESENTING DISSENTING SHARES SO THAT THEY ARE RECEIVED BY THE PAYING AGENT BY __, 1996 (THE 'DEMAND DATE'). Certificates representing Dissenting Shares will be returned to Dissenting Shareholders if the Merger has not been effectuated within sixty (60) days of the Demand Date. FOR DISSENTERS RIGHTS TO BE PERFECTED, THE PAYING AGENT MUST HAVE RECEIVED THE COMPLETED DISSENTERS DEMAND FOR PAYMENT FORM, LETTER OF TRANSMITTAL, THE CERTIFICATES REPRESENTING DISSENTING SHARES AND ANY OTHER REQUIRED DOCUMENTS BY THE DEMAND DATE. Dissenting Shareholders should mail the completed Letter of Transmittal, Dissenters Demand for Payment Form, the certificates representing the Dissenting Shares and any other required documents to the address and pursuant to the instructions contained in the Letter of Transmittal.

     A record holder of shares may assert dissenters rights as to fewer than all of the shares registered in his or her name only if such holder dissents with respect to all of the shares beneficially owned by any one person and notifies the Company in writing of the name and address of such beneficial owner on whose behalf such record holder dissents (as set forth in the Dissenters Demand for Payment Form). In that event, such record holder's rights will be determined as if the shares as to which it has dissented and its other shares were registered in the names of different shareholders.

     A beneficial owner of shares who is not the record holder may assert dissenters rights with respect to shares held on his or her behalf and shall be treated as a Dissenting Shareholder under the MBCA if such beneficial owner submits to the Paying Agent not later than the Demand Date a written consent of the record holder (as set forth in the Dissenters Demand for Payment Form). A beneficial owner may not dissent with respect to some but less than all shares owned by such beneficial owner, whether or not the shares so owned are registered in his or her name.

     A DISSENTING SHAREHOLDER WHO FAILS TO DEMAND PAYMENT ON A TIMELY BASIS, OR FAILS, ON A TIMELY BASIS, AS DESCRIBED BY THIS TRANSACTION STATEMENT, TO DEPOSIT OR DELIVER DISSENTING SHARES, THE LETTER OF TRANSMITTAL, THE DEMAND FOR PAYMENT FORM AND ANY OTHER REQUIRED DOCUMENTS, SHALL NOT BE ENTITLED TO DISSENTERS RIGHTS. THE HOLDER OF DISSENTING SHARES SHALL RETAIN ALL OTHER

RIGHTS OF A SHAREHOLDER UNTIL THOSE RIGHTS ARE CANCELLED BY EFFECTUATION OF THE PROPOSED MERGER.

     The MBCA contains detailed provisions concerning the Company's duty to notify a Dissenting Shareholder, the procedures for determining the value of the dissenters shares, Dissenting Shareholders' rights to payment, the situations whereby dissenters rights will terminate (for example, abandonment of the Plan), the procedures for settling disputes over valuation and other provisions too numerous to set forth in detail herein. Sections 761 through 774 of the MBCA are attached hereto as Annex 3. The Company will act in compliance with these provisions in its handling of dissenters rights.

     Shareholders should note that the Parent has concluded that the Merger is fair to the Public Shareholders. See 'Special Factors -- Fairness of the Transaction.'

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     Generally, the receipt of cash by a Public Shareholder of the Company in exchange for his or her Shares pursuant to the Plan or the receipt of cash by holders of Dissenting Shares (excluding interest, if any, awarded by a court in a proceeding related thereto) will result in gain or loss for federal income tax purposes equal to the difference between the amount of cash received in exchange for the shares sold and such shareholder's adjusted tax basis in such shares. Provided that the shares constitute capital assets in the hands of the shareholder, such gain or loss will be capital gain or loss, and will be long-term capital gain or loss if the holder has held the shares for more than one year at the time of sale.

     The foregoing discussion may not be applicable to certain types of shareholders, including shareholders who are not citizens or residents of the United States and foreign corporations, or to entities that are otherwise subject to special tax treatment under the Internal Revenue Code of 1986, as amended (such as insurance companies, tax-exempt entities and regulated investment companies).

     Neither Merging Company nor Parent anticipates the recognition of any gain, loss or income by reason of the Merger.

     THE FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY AND IS BASED UPON PRESENT LAW. THE PRECISE TAX CONSEQUENCES OF THE PLAN WILL DEPEND ON THE PARTICULAR CIRCUMSTANCES OF THE HOLDER. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGER TO THEM, INCLUDING THE APPLICATION AND EFFECT OF THE ALTERNATIVE MINIMUM TAX, AND STATE, LOCAL AND FOREIGN TAX LAWS.

                            ------------------------

     Merging Company and Parent have filed with the Commission the Schedule 13E-3 pursuant to Rule 13e-3 under the Exchange Act, and furnished certain additional information with respect to the Merger, and may file amendments thereto. The Schedule 13E-3 and any amendments thereto, including exhibits, will be made available for inspection and copying at the principal executive offices of Parent during regular business hours by any interested shareholder of the Company or by his or her representative who has been so designated in writing and may be inspected and copied at the offices of the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, DC 20549, and also should be available for inspection at the regional offices of the Commission located at Northwestern Atrium Center, 500 W. Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of this material may also be obtained by mail, upon payment of the Commission's customary fees, from the Commission's principal office at 450 Fifth Street, N.W., Washington, DC 20549.

                                    ANNEX 1
                                 PLAN OF MERGER
                               BACKGROUND OF PLAN

     CID Transaction Co. ('Merging Company') is a business corporation organized under the laws of the State of Michigan. Approximately ninety-six and one-half percent (96.5%) of the issued and outstanding shares of Common Stock, par value $.01 ('Subsidiary Common Stock'), of Cablevision Investment of Detroit, Inc., a Michigan corporation (the 'Subsidiary'), is owned by Merging Company. Merging Company is a wholly-owned subsidiary of Comcast Cablevision of Taylor, Inc., a Michigan corporation ('Parent').

     Merging Company and the Subsidiary are herein sometimes collectively called the 'Constituent Corporations'.

     Pursuant to Section 711(1) and Section 713(2)(b) of the Michigan Business Corporation Act, as amended (the 'MBCA'), the Board of Directors and sole shareholder of Merging Company have approved the merger of Merging Company with and into Subsidiary (the 'Merger'), with the Subsidiary to exist as the surviving corporation, pursuant to the terms of this Plan. The MBCA does not require that this Plan be approved by the shareholders or Board of Directors of the Subsidiary.

     The Parent has concluded that the Merger is fair to the Public Shareholders (as hereinafter defined) and the Board of Directors of Subsidiary has accepted that determination.

1. MERGER

     1.1 Upon the terms and subject to the conditions hereof, the Constituent Corporations shall, on the 'Effective Date' (as hereinafter defined), be merged into a single corporation in accordance with the applicable provisions of the MBCA by the Merging Company merging into the Subsidiary. The Subsidiary shall be the surviving corporation (the 'Surviving Corporation'). The separate existence of Merging Company will cease upon the Effective Date. The Merger shall have the effects set forth in Section 724 of the MBCA. As of the Effective Date, the Subsidiary will be a wholly-owned subsidiary of Parent.

     1.2 Not less than thirty (30) days prior to the Effective Date, Parent and Merging Company shall file with the Securities and Exchange Commission a Rule 13e-3 Transaction Statement (the 'Schedule 13E-3') with respect to the Merger and shall take all steps necessary to cause a Rule 13e-3 Transaction Statement (the 'Transaction Statement'), as such Transaction Statement may be corrected, amended and supplemented, to be disseminated to record holders of Subsidiary Common Stock as, and to the extent, required by applicable law.

2. ARTICLES OF INCORPORATION, BYLAWS, DIRECTORS AND OFFICERS

     2.1 Articles of Incorporation

     The Articles of Incorporation of the Subsidiary in effect on the Effective Date shall continue in full force and effect, unless and until subsequently amended, as the Articles of Incorporation of the Surviving Corporation.

     2.2 Bylaws

     The Bylaws of the Subsidiary in effect on the Effective Date shall continue in full force and effect, unless and until subsequently amended, as the Bylaws of the Surviving Corporation.

     2.3 Directors and Officers

     The Directors and Officers of Merging Company in office on the Effective Date shall become the Directors and Officers of the Surviving Corporation and shall continue in office until their successors have been duly elected or appointed and qualified, subject to removal, resignation or such other change as may otherwise occur, or as otherwise provided by law, and on the Effective Date of the Merger all

                                     A-1-1
other officers and directors of Subsidiary shall thereupon cease to hold office.

3. STATUS OF OUTSTANDING CAPITAL STOCK

     3.1 The designation and number of outstanding shares of capital stock of each of the Subsidiary and Merging Company is as follows:

          (a) The Subsidiary has 1,000,000 shares of Common Stock, par value $.01 per share, issued and outstanding. The Common Stock of Subsidiary is not entitled to vote on the Merger.

          (b) The Merging Company has 100 shares of Common Stock issued and outstanding. The Common Stock of Merging Company is entitled to one (1) vote per share on the Merger.

     3.2 On the Effective Date, by virtue of the Merger and without any action on the part of the Merging Company, the Surviving Corporation or Parent:

          (a) Each share of Subsidiary Common Stock, par value $.01 per share (a 'Share'), issued and outstanding immediately prior to the Effective Date of the Merger (other than Shares to be cancelled pursuant to Section 3.2 hereof and Shares held by any holder who becomes entitled to payment of the fair value for his or her Shares pursuant to the exercise of dissenters rights) shall be cancelled and extinguished and be converted into and become solely a right to receive $27.54 in cash without interest thereon (the 'Merger Consideration'), payable to the holder thereof (individually, a 'Public Shareholder' and collectively, the 'Public Shareholders') upon surrender of the certificates (or other indicia of ownership of Shares acceptable to Merging Company) formerly representing such Shares as provided in Section 5 hereof.

          (b) Each Share issued and outstanding immediately prior to the Effective Date of the Merger and held by Merging Company shall be cancelled and retired, and no payment shall be made with respect thereto.

          (c) Each share of Common Stock of Merging Company owned by Parent issued and outstanding immediately prior to the Effective Date shall be converted into one (1) share of Common Stock of the Surviving Corporation.

4. DISSENTING SHARES

     4.1 Notwithstanding anything in this Plan to the contrary, Shares ('Dissenting Shares') held by shareholders who shall have delivered a written demand for payment for such Shares ('Dissenting Shareholders'), and any other required documents, as, in the manner, and within the time period, provided in Sections 762 through 774 of the MBCA and who shall not have lost such right to appraisal shall not be converted into or represent a right to receive the Merger Consideration, but the holders thereof shall be entitled solely to such rights as are granted by Sections 762 through 774 of the MBCA.

     4.2 The Subsidiary shall give Parent and Merging Company (i) prompt notice of receipt of any written demands for payment and any other instruments served pursuant to Sections 762 through 774 of the MBCA and (ii) the opportunity to direct all negotiations and proceedings with respect to demands for appraisal under Sections 762 through 774 of the MBCA. The Subsidiary shall not, except with the prior written consent of Parent, voluntarily make any payment with respect to any demands for payment or offer to settle or settle any such demands.

5. PAYMENT FOR SHARES

     5.1 Prior to the Effective Date, Parent and Merging Company shall designate a bank or trust company to act as Paying Agent in the Merger (the 'Paying Agent') pursuant to a written agreement (the 'Paying Agent Agreement'). At or prior to the Effective Date, Parent will take all steps necessary to enable and cause Merging Company to provide the Paying Agent with the amounts necessary to make the payments contemplated by Section 3.1, which amounts shall be placed by the Paying Agent in a separate account (the 'Fund'). Out of the Fund, the Paying Agent shall make the payments referred to in Section 3.1. The Fund shall not be used for any other purpose. The Paying Agent may

                                     A-1-2
invest portions of the Fund, as directed by Parent and/or Merging Company (so long as such directions do not impair the Paying Agent's ability to make other payments referred to in Section 3 hereof or otherwise impair the rights of holders of Shares as described in such Section 3.1). Any net earnings resulting from, or interest or income produced by, such investments shall be paid to Parent as and when requested by Parent. The Surviving Corporation shall replace any monies lost through any investment pursuant to this Section.

     5.2 Not less than twenty (20) days prior to the Effective Date, the Surviving Corporation shall cause the Paying Agent to mail to each record holder of Shares, (i) the Transaction Statement, (ii) a Notice of Adoption of Plan of Merger approved by Parent and Merging Company, (iii) a form letter of transmittal approved by Parent and Merging Company for use by Public Shareholders and holders of Dissenting Shares (the 'Letter of Transmittal') (which shall specify the procedure for delivery of the certificates representing Shares ('Certificates') or Dissenting Shares ('Dissenting Certificates') and any other required documents to the Paying Agent) and (iv) any other required documents, instruments or disclosures requested by Parent and Merging Company to be transmitted to shareholders of Subsidiary.

     5.3 Promptly after the Effective Date, the Parent shall cause the Paying Agent to mail to each record holder of Shares immediately prior to the Effective Date, a Notice of Merger approved by Parent and Merging Company, together with any other documents, instruments or disclosures requested by Parent and Merging Company to be transmitted to shareholders of Subsidiary.

     5.4 Upon surrender to the Paying Agent of a Certificate, together with the Letter of Transmittal and any other duly executed required documents, the holder of such Certificate shall be entitled to receive in exchange therefor, on the Effective Date, cash in an amount equal to the Merger Consideration, and such Certificate shall forthwith be cancelled. No interest will be paid or accrued on the cash payable upon the surrender of Shares. Until surrendered in accordance with the provisions of this Section 5, each Share (other than Shares held by Merging Company or Dissenting Shares) shall represent for all purposes only the right to receive the Merger Consideration, without any interest thereon.

     5.5 Subject to full compliance with this Section 5, any cash provided to the Paying Agent pursuant to this Section 5 and not exchanged for Shares within 180 days after the Effective Date will be returned by the Paying Agent to the Surviving Corporation which thereafter will act as paying agent. The Surviving Corporation will escheat to the appropriate state, in accordance with applicable law, any funds set aside to exchange for Shares which are not tendered. Notwithstanding the foregoing, neither the Paying Agent nor any party hereto shall be liable to a holder of Shares for any Merger Consideration delivered to a public official pursuant to applicable abandoned property, escheat and similar laws.

     5.6 In connection with the Merger, the Subsidiary will cause its transfer agent promptly to furnish Parent and Merging Company with mailing labels, security position listings and any available listing or computer file containing the names and addresses of the record holders of Shares as of a recent date immediately prior to the Effective Date and will cause its transfer agent to furnish Parent and Merging Subsidiary with such additional information and assistance as Parent or its agents may reasonably request (including, without limitation, any of the foregoing) in transmitting the Transaction Statement and the Letter of Transmittal to Public Shareholders.

6. NO FURTHER RIGHTS OR TRANSFERS

     At and after the Effective Date and without affecting the conversion referred to in Section 3.3 hereof, each holder of issued and outstanding Shares of Subsidiary Common Stock immediately prior to the Effective Date shall cease to have any rights as a shareholder of the Subsidiary, except for the right to surrender his or her Shares in exchange for the Merger Consideration or to perfect his or her right to receive payment for Shares pursuant to dissenters rights granted by the Subsidiary under Sections 762 through 767 of the MBCA and
Section 4 hereof if such holder has validly exercised and perfected and not withdrawn his or her right to receive payment therefor. There shall be no transfers on

                                     A-1-3
the stock transfer books of the Surviving Corporation of the Shares from and after the Effective Date. If, after the Effective Date and without affecting the conversion referred to in Section 3.3 hereof, Certificates formerly representing Shares are presented to the Surviving Corporation, they shall be cancelled and exchanged solely for the Merger Consideration (unless such Certificates are being deposited solely in connection with the exercise of dissenters rights as Dissenting Certificates or represent Shares to be cancelled pursuant to Section 3.2).

7. ADJUSTMENTS

     If, between the date of adoption of this Plan and the Effective Date, the outstanding Shares shall be changed into a different number of shares or a different class by reason of any reclassification, recapitalization, split-up, combination, exchange of shares or readjustment, or a stock dividend thereon shall be declared with a record date prior to the Effective Date, the amount of consideration to be received pursuant to this Plan in exchange for each outstanding Share shall be correspondingly adjusted.

8. EFFECTIVE DATE

     The Board of Directors of Merging Company shall take all action necessary in order that the Merger provided for herein shall be effective pursuant to the laws of the State of Michigan. The Effective Date shall be the date upon which a Certificate of Merger is filed with the Department of Commerce of the State of Michigan (the 'Effective Date').

9. TERMINATION AND AMENDMENT

     Notwithstanding anything to the contrary contained herein, (i) this Plan of Merger and the Merger provided for herein may be terminated and abandoned at any time prior to the Effective Date by the Board of Directors of Merging Company, and (ii) this Plan of Merger may be amended at any time prior to its Effective Date by the Board of Directors of Merging Company. To the full extent permitted by applicable law, after the Effective Date the provisions of this Plan of Merger may be interpreted, amended or waived by the Board of Directors of the Surviving Corporation.

                                     A-1-4

                                    ANNEX 2
                        DIRECTORS AND EXECUTIVE OFFICERS

     The following sets forth for each director and executive officer of Parent, Sural, Merging Company and the Company, the name, business address, position, present principal occupation or employment and five-year employment history. Except as otherwise noted, (i) each person listed below is a citizen of the United States and (ii) the business address of each person listed below is 1500 Market Street, Philadelphia, Pennsylvania 19102-2148.

     Ralph J. Roberts was elected as Chairman of the Board of Directors of the Company in December 1994. Mr. Roberts has served as the Chairman of the Board of Directors of Parent since December 1994 and of Merging Company since its incorporation. Mr. Roberts has served as a Director and Chairman of the Board of Directors of Comcast for more than five years. Mr. Roberts is the President and a Director of Sural. Mr. Roberts devotes a major portion of his time to the business and affairs of Comcast. Mr. Roberts is also a Director of Comcast UK Cable Partners Limited and Storer Communications, Inc.

     Julian A. Brodsky was elected as Vice Chairman of the Board of Directors, Assistant Treasurer and Assistant Secretary of the Company in December 1994. Mr. Brodsky has served as the Vice Chairman, Assistant Treasurer, Assistant Secretary and Director of Parent since December 1994 and of Merging Company since its incorporation. Mr. Brodsky has served as a Director and Vice Chairman of the Board of Directors of Comcast for more than five years. Mr. Brodsky presently serves as the Treasurer and a Director of Sural. Mr. Brodsky devotes a major portion of his time to the business and affairs of Comcast. Mr. Brodsky is also a Director of Comcast UK Cable Partners Limited, Storer Communications, Inc. and RBB Fund, Inc.

     Brian L. Roberts was elected to the Board of Directors and President of the Company in December 1994. Mr. Roberts has served as Vice Chairman and Director of the Parent since December 1994 and as President and Director of the Merging Company since its incorporation. Mr. Roberts has served as President and as a Director of Comcast for more than five years. Mr. Roberts presently serves as Vice President and a Director of Sural. Mr. Roberts devotes a major portion of his time to the business and affairs of Comcast. Mr. Roberts is also a Director of Turner Broadcasting System, Inc., Comcast UK Cable Partners Limited and Storer Communications, Inc. He is the son of Mr. Ralph J. Roberts.

     John R. Alchin was elected Senior Vice President and Treasurer of the Company in December 1994. Mr. Alchin has served as Senior Vice President and Treasurer of Parent since December 1994 and of Merging Company since its incorporation. Mr. Alchin has served as a Senior Vice President and Treasurer of Comcast for more than five years. Mr. Alchin is a citizen of Australia. Mr. Alchin devotes a substantial amount of his time to Comcast. Mr. Alchin is a director of Comcast UK Cable Partners Limited.

     Lawrence S. Smith was elected as Senior Vice President of the Company in December 1994. Mr. Smith has served as Senior Vice President of Parent since December 1994 and of Merging Company since its incorporation. Mr. Smith has served as Executive Vice President of Comcast since December 1995. Prior to his appointment as Executive Vice President of Comcast, Mr. Smith served as Senior Vice President of Comcast for more than five years. Mr. Smith devotes a substantial amount of his time to Comcast. Mr. Smith is a director of Comcast UK Cable Partners Limited.

     Stanley L. Wang was elected to the Board of Directors, and Senior Vice President and Secretary of the Company in December 1994. Mr. Wang has served as the Senior Vice President, Secretary and Director of Parent since December 1994 and of Merging Company since its incorporation. Mr. Wang has served as Senior Vice President, Secretary and General Counsel of Comcast for more than five years. Mr. Wang devotes a major portion of his time to the business and affairs of Comcast. Mr. Wang is a Director of Storer Communications, Inc.

     Suzanne F. Roberts has been, for more than five years, Vice President and a Director of Sural,

                                     A-2-1

Comcast's largest shareholder. Ms. Roberts is the spouse of Ralph J. Roberts.

     Thomas G. Baxter was elected President of the Parent in December 1994. Mr. Baxter has also served as the President of CCC, Inc. for more than five years.

     Gary Mizga was elected as Regional Senior Vice President of Parent in December 1994. Mr. Mizga has also served as Regional Senior Vice President of CCC, Inc. for more than five years.

     Michael S. Tallent was elected as Senior Vice President of Parent in December 1994. Mr. Tallent has also served as Senior Vice President of CCC, Inc. since 1991. Prior to joining CCC, Inc. in 1991, Mr. Tallent served as President of Storer Communications, Inc. from 1988 through 1991.

                                     A-2-2

                                    ANNEX 3

       DISSENTERS RIGHTS PROVISIONS OF MICHIGAN BUSINESS CORPORATION ACT

450.1761.  DEFINITIONS

     Sec. 761. As used in sections 762 to 774:3

          (a) 'Beneficial shareholder' means the person who is a beneficial owner of shares held by a nominee as the record shareholder.

          (b) 'Corporation' means the issuer of the shares held by a dissenter before the corporate action, or the surviving corporation by merger of that issuer.

          (c) 'Dissenter' means a shareholder who is entitled to dissent from corporate action under section 7624 and who exercises that right when and in the manner required by sections 764 through 7725.

          (d) 'Fair value', with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

          (e) 'Interest' means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.

          (f) 'Record shareholder' means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

          (g) 'Shareholder' means the record or beneficial shareholder.

------------------
    Amended by P.A. 1988, No. 58, Section 1, Eff. April 1; P.A. 1989, No. 121,
    Section 1, Eff. Oct. 1.; P.A. 1993, No. 91, Section 1, Eff. Oct. 1.

    3. Sections 450.1762 to 450.1774

    4. Section 450.1762.

    5. Sections 450.1764 through 450.1772

                                     A-3-1

450.1762. SHAREHOLDER'S RIGHT TO DISSENT, FAIR VALUE OF SHARES; EXCEPTIONS TO RIGHT TO DISSENT

     Sec. 762. (1) A shareholder is entitled to dissent from, and obtain payment of the fair value of his or her shares in the event of, any of the following corporate actions:

          (a) Consummation of a plan of merger to which the corporation is a party if shareholder approval is required for the merger by section 703a1 or the articles of incorporation and the shareholder is entitled to vote on the merger, or the corporation is a subsidiary that is merged with its parent under section 711.2

          (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan.

          (c) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution but not including a sale pursuant to court order.

          (d) An amendment of the articles giving rise to a right to dissent pursuant to section 621.3

          (e) A transaction giving rise to a right to dissent pursuant to section 754.4

          (f) Any corporate action taken pursuant to a shareholder vote to the extent the articles, bylaws, or a resolution of the board provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

          (g) The approval of a control share acquisition giving rise to a right to dissent pursuant to section 799.5

     (2) Unless otherwise provided in the articles, bylaws, or a resolution of the board, a shareholder may not dissent from any of the following:

          (a) Any corporate action set forth in subsection (1)(a) to (e) as to shares which are listed on a national securities exchange or held of record by not less than 2,000 persons on the record date fixed to determine the shareholders entitled to receive notice of and to vote at the meeting of shareholders at which the corporate action is to be acted upon.

          (b) A transaction described in subsection (1)(a) in which shareholders receive cash or shares that satisfy the requirements of subdivision (a) or any combination thereof.

          (c) A transaction described in subsection (1)(b) in which shareholders receive cash or shares that satisfy the requirements of subdivision (a) or any combination thereof.

          (d) A transaction described in subsection (1)(c) which is conducted pursuant to a plan of dissolution providing for distribution of substantially all of the corporation's net assets to shareholders in accordance with their respective interests within 1 year after the date of the transaction, where the transaction is for cash or shares that satisfy the requirements of subdivision (a) or any combination thereof.

     (3) A shareholder entitled to dissent and obtain payment for his or her shares pursuant to subsection (1)(a) to (e) may not challenge the corporate action creating his or her entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

     (4) A shareholder who exercises his or her right to dissent and seek payment for his or her shares pursuant to subsection (1)(f) may not challenge the corporate action creating his or her entitlement unless that action is unlawful or fraudulent with respect to the shareholder or the corporation.

------------------
Amended by P.A. 1988, No. 58, Section 1, Eff. April 1; P.A. 1989, No. 121,
Section 1, Eff. Oct. 1.

1. Section 450.1703a.

2. Section 450.1711.

3. Section 450.1621.

4. Section 450.1754.

5. Section 450.1799.

                                     A-3-2

450.1763.  DISSENTER'S RIGHTS; PARTIAL DISSENTER, BENEFICIAL SHAREHOLDER

     Sec. 763. (1) A record shareholder may asset dissenters' rights as to fewer than all the shares registered in his or her name only if he or she dissents with respect to all shares beneficially owned by any 1 person and notifies the corporation in writing of the name and address of each person on whose behalf he or she asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he or she dissents and his or her other shares were registered in the names of different shareholders.

     (2) A beneficial shareholder may assert dissenters' rights as to shares held on his or her behalf only if all of the following apply:

          (a) He or she submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights.

          (b) He or she does so with respect to all shares of which he or she is the beneficial shareholder or over which he or she has power to direct the vote.

450.1764. CORPORATE ACTION CREATING DISSENTERS' RIGHTS; VOTE AT SHAREHOLDERS' MEETING, NOTICE; ACTION TAKEN WITHOUT SHAREHOLDER VOTE, NOTICE

     Sec. 764. (1) If proposed corporate action creating dissenters' rights under section 7621 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this act and shall be accompanied by a copy of sections 761 to 774.2

     (2) If corporate action creating dissenters' rights under section 762 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in section 766.3 A shareholder who consents to the corporate action is not entitled to assert dissenters rights.

------------------
Amended by P.A. 1989, No. 121, Section 1, Eff. Oct. 1; P.A. 1993, No. 91,
Section 1, Eff. Oct. 1.

1. Section 450.1762.

2. Section 450.1761 to 450.1774.

3. Section 450.1766.

                                     A-3-3

450.1765. SHAREHOLDER ASSERTING DISSENTER RIGHTS; WRITTEN NOTICE OF INTENT TO DEMAND PAYMENT FOR SHARES, SUBMISSION PRIOR TO VOTE AT SHAREHOLDER MEETING

     Sec. 765. (1) If proposed corporate action creating dissenters' rights under section 7611 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights must deliver to the corporation before the vote is taken written notice of his or her intent to demand payment for his or her shares if the proposed action is effectuated and must not vote his or her shares in favor of the proposed action.

     (2) A shareholder who does not satisfy the requirements of subsection (1) is not entitled to payment for his or her shares under this act.

------------------
Amended by P.A. 1989, No. 121, Section 1, Eff. Oct. 1.

1. Section 450.1762.

                                     A-3-4

450.1766.  DELIVERY OF WRITTEN DISSENTERS NOTICE BY CORPORATION; NOTICE CONTENTS

     Sec. 766. (1) If proposed corporate action creating dissenters' rights under section 7621 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of section 765.2

     (2) The dissenters' notice must be sent no later than 10 days after the corporate action was taken, and must provide all of the following:

          (a) State where the payment demand must be sent and where and when certificates for shares represented by certificates must be deposited.

          (b) Inform holders of shares without certificates to what extent transfer of the shares will be restricted after the payment demand is received.

          (c) Supply a form for the payment demand that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether he or she acquired beneficial ownership of the shares before the date.

          (d) Set a date by which the corporation must receive the payment demand, which date may not be fewer than 30 nor more than 60 days after the date the subsection (1) notice is delivered.

------------------
Amended by P.A. 1989, No. 121, Section 1, Oct. 1.

1. Section 450.1762.

2. Section 450.1765.

                                     A-3-5

450.1767. SHAREHOLDERS SENT DISSENTER'S NOTICE; DEMAND FOR PAYMENT, CERTIFICATION OF BENEFICIAL OWNERSHIP DATE, DEPOSIT OF CERTIFICATES; RIGHTS RETAINED; FAILURE TO DEMAND PAYMENT

     Sec. 767. (1) A shareholder sent a dissenter's notice described in section 7661 must demand payment, certify whether he or she acquired beneficial ownership of the shares before the date required to be set forth in the dissenters' notice pursuant to section 766(2)(c),2 and deposit his or her certificates in accordance with the terms of the notice.

     (2) The shareholder who demands payment and deposits his or her share certificates under subsection (1) retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

     (3) A shareholder who does not demand payment or deposit his or her share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his or her shares under this act.

------------------
Amended by P.A. 1985, No. 76, Section 1, Imd. Eff. July 5; P.A. 1989, No. 121,
Section 1, Eff. Oct. 1.

1. Section 450.1766.

2. Section 450.1766(2)(c).

                                     A-3-6

450.1768.  TRANSFER OF SHARES WITHOUT CERTIFICATES, RESTRICTION; RIGHTS RETAINED

     Sec. 768. (1) The corporation may restrict the transfer of shares without certificates from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under section 770.1

     (2) The person for whom dissenters' rights are asserted as to shares without certificates retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

------------------
Amended by P.A. 1985, No. 76, Section 1, Imd. Eff. July 5; P.A. 1989, No. 121,
Section 1, Eff. Oct. 1.

1. Section 450.1770.

                                     A-3-7

450.1769. PAYMENT TO DISSENTERS OF ESTIMATED FAIR VALUE OF SHARES PLUS ACCRUED INTEREST; ACCOMPANYING INFORMATION

     Sec. 769. (1) Except as provided in section 771,1 within 7 days after the proposed corporate action is taken or a payment demand is received, whichever occurs later, the corporation shall pay each dissenter who complied with section 7672 the amount the corporation estimates to be the fair value of his or her shares, plus accrued interest.

     (2) The payment must be accompanied by all of the following:

          (a) The corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year, a statement of changes in shareholder's equity for that year, and if available the latest interim financial statements.

          (b) A statement of the corporation's estimate of the fair value of the shares.

          (c) An explanation of how the interest was calculated.

          (d) A statement of the dissenter's right to demand payment under section 772.3

------------------
Amended by P.A. 1989, No. 121, Section 1, Eff. Oct. 1; P.A. 1993, No. 91,
Section 1, Eff. Oct. 1.

1. Section 450.1771.

2. Section 450.1767.

3. Section 450.1772.

                                     A-3-8

450.1770. FAILURE OF CORPORATION TO TAKE PROPOSED ACTION; RETURN OF CERTIFICATES, RELEASE OF TRANSFER RESTRICTIONS; TAKING ACTION AFTER RETURN AND RELEASE, NEW DISSENTER'S NOTICE

     Sec.1770. (1) If the corporation does not take the proposed action within 60 days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on shares without certificates.

     (2) If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters' notice under section 7661 and repeat the payment demand procedure.

------------------
Amended by P.A. 1989, No. 121, Section 1, Eff. Oct. 1.

1. Section 450.1766.

                                     A-3-9

450.1771. ELECTION BY CORPORATION TO WITHHOLD PAYMENT FROM CERTAIN DISSENTERS; ESTIMATE OF FAIR VALUE OF SHARES, OFFER OF PAYMENT, STATEMENT

     Sec. 771. (1) A corporation may elect to withhold payment required by section 7691 from a dissenter unless he or she was the beneficial owner of the shares before the date set forth in the dissenters' notice pursuant to section 766(2)(c).2

     (2) To the extent the corporation elects to withhold payment under subsection (1), after taking the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who shall agree to accept it in full satisfaction of his or her demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter's right to demand payment under section 772.3

------------------
Amended by P.A. 1989, No. 121, Section 1, Eff. Oct. 1.

1. Section 450.1769.

2. Section 450.1766(2)(c).

3. Section 450.1772.

                                     A-3-10

450.1772. ESTIMATE OF FAIR VALUE, WRITTEN NOTICE; DEMAND FOR PAYMENT, CONDITIONS; WAIVER OF RIGHT TO DEMAND PAYMENT

     Sec. 772. (1) A dissenter may notify the corporation in writing of his or her own estimate of the fair value of his or her shares and amount of interest due, and demand payment of his or her own estimate of the fair value of his or her shares and amount of interest due, and demand payment of his or her estimate, less any payment under section 769,1 or reject the corporation's offer under section 7712 and demand payment of the fair value of his or her shares and interest due, if any 1 of the following applies:

          (a) The dissenter believes that the amount paid under section 769 or offered under section 771 is less than the fair value of his or her shares or that the interest due is incorrectly calculated.

          (b) The corporation fails to make payment under section 769 within 60 days after the date set for demanding payment.

          (c) The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on shares without certificates within 60 days after the date set for demanding payment.

     (2) A dissenter waives his or her right to demand payment under this section unless he or she notifies the corporation of his or her demand in writing under subsection (1) within 30 days after the corporation made or offered payment for his or her shares.

------------------
P.A. 1972, No. 284, Section 722, added by P.A. 1989, No. 121, Section 1, Eff. Oct. 1, 1989.

1. Section 450.1769.

2. Section 450.1771.

                                     A-3-11

450.1773. UNSETTLED DEMAND FOR PAYMENT, APPRAISAL PROCEEDINGS; COMMENCEMENT, PARTIES, JURISDICTION, APPRAISERS, DISCOVERY RIGHTS, JUDGMENT AMOUNT

     Sec. 773. (1) If a demand for payment under section 7721 remains unsettled, the corporation shall commence a proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

     (2) The corporation shall commence the proceeding in the circuit court of the county in which the corporation's principal place of business or registered office is located. If the corporation is a foreign corporation without a registered office or principal place of business in this state, it shall commence the proceeding in the county in this state where the principal place of business or registered office of the domestic corporation whose shares are to be valued was located.

     (3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled parties to the proceeding as in an action against their shares and all parties shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

     (4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) is plenary and exclusive. The court may appoint 1 or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

     (5) Each dissenter made a party to the proceeding is entitled to judgment for the amount, if any, by which the court finds the fair value of his or her shares, plus accrued interest, of his or her after-acquired shares for which the corporation elected to withhold payment under section 771.2

------------------
P.A. 1972, No. 284, Section 773, added by P.A. 1989, No. 121, Section 1, Eff. Oct. 1989.

1. Section 450.1772.

2. Section 450.1771.

                                     A-3-12

450.1773A.  APPOINTMENT OF REFEREE TO CONDUCT PROCEEDINGS; POWERS AND DUTIES

     Sec. 773a. (1) In a proceeding brought pursuant to section 773,1 the court may, pursuant to the agreement of the parties, appoint a referee selected by the parties and subject to the approval of the court. The referee may conduct proceedings within the state, or outside the state by stipulation of the parties with the referee's consent, and pursuant to the Michigan court rules. The referee shall have powers that include, but are not limited to, the following:

          (a) To hear all pretrial motions and submit proposed orders to the court. In ruling on the pretrial motion and proposed orders, the court shall consider only those documents, pleadings, and arguments that were presented to the referee.

          (b) To require the production of evidence, including the production of all books, papers, documents, and writings applicable to the proceeding, and to permit entry upon designated land or other property in the possession or control of the corporation.

          (c) To rule upon the admissibility of evidence pursuant to the Michigan rules of evidence.

          (d) To place witnesses under oath and to examine witnesses.

          (e) To provide for the taking of testimony by deposition.

          (f) To regulate the course of the proceeding.

          (g) To issue subpoenas, when a written request is made by any of the parties, requiring the attendance and testimony of any witness and the production of evidence including books, records, correspondence, and documents in the possession of the witness or under his or her control, at a hearing before the referee or at a deposition convened pursuant to subdivision (e). In case of a refusal to comply with a subpoena, the party on whose behalf the subpoena was issued may file a petition in the court for an order requiring compliance.

     (2) The amount and manner of payment of the referee's compensation shall be determined by agreement between the referee and the parties, subject to the court's allocation of compensation between the parties at the end of the proceeding pursuant to equitable principles, notwithstanding section 774.2

     (3) The referee shall do all of the following:

          (a) Make a record and reporter's transcript of the proceeding.

          (b) Prepare a report, including proposed findings of fact and conclusions of law, and a recommended judgment.

          (c) File the report with the court, together with all original exhibits and the reporter's transcript of the proceeding.

     (4) Unless the court provides for a longer period, not more than 45 days after being served with notice of the filing of the report described in subsection (3), any party may serve written objections to the report upon the other party. Application to the court for action upon the report and objections to the report shall be made by motion upon notice. The court, after hearing, may adopt the report, may receive further evidence, may modify the report, or may recommit the report to the referee with instructions. Upon adoption of the report, judgment shall be entered in the same manner as if the action had been tried by the court and shall be subject to review in the same manner as any other judgment of the court.

------------------
P.A. 1972, No. 284, Section 773a, added by P.A. 1989, No. 121, Section 1, Eff. Oct. 1, 1989.

1. Section 450.1773.

2. Section 450.1774.

                                     A-3-13

450.1774. APPRAISAL PROCEEDING; DETERMINATION OF COSTS, ASSESSMENT OF COSTS, FEES AND EXPENSES

     Sec. 774. (1) The court in an appraisal proceeding commenced under section 7731 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 772.2

     (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable in the following manner:

          (a) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of sections 764 through 772.3

          (b) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this act.

     (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to those counsel reasonable fees paid out of the amounts awarded the dissenters who were benefited.

------------------
P.A. 1972, No. 284, Section 774, added by P.A. 1989, No. 121, Section 1, Eff. Oct. 1, 1989.

1. Section 450.1773.

2. Section 450.1772.

3. Sections 450.1764 through 450.1772.

                                     A-3-14

-------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    EXHIBITS

                                       to

                                 SCHEDULE 13E-3

                        RULE 13E-3 TRANSACTION STATEMENT

(Pursuant to Section 13(e) of the Securities Exchange Act of 1934 and Rule 13e-3
                        (Section 240.13e-3) thereunder)

                            ------------------------

                    CABLEVISION INVESTMENT OF DETROIT, INC.

             (Exact name of the issuer as specified in its charter)

                      COMCAST CABLEVISION OF TAYLOR, INC.
                              CID TRANSACTION CO.

                      (Name of Person(s) Filing Statement)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 EXHIBIT INDEX


 EXHIBIT                                                                                              SEQUENTIALLY
 NUMBER                                         DESCRIPTION                                           NUMBERED PAGE
---------  --------------------------------------------------------------------------------------  -------------------
(b)(1)     Fair Value Report of Kane Reece Associates, Inc.

(b)(2)     Consent of Kane Reece Associates, Inc.

(c)        Plan of Merger adopted by the Board of Directors of Merging Company on January 10,
           1996 (incorporated by reference to Annex 1 hereto).

(d)(1)     Cover page to be substituted for cover page of this Schedule 13E-3 as filed with the
           Securities and Exchange Commission.

(d)(2)     Form of Letter to Shareholders Providing Notice of Press Release.

(d)(3)     Form of Letter of Transmittal.

(d)(4)     Form of Dissenters Demand for Payment Form.

(d)(5)     Form of Notice of Adoption of Plan of Merger to be included with the Letter of
           Transmittal.

(d)(6)     Form of Notice of Merger to be delivered to record shareholders of the Company following the Effective Date of the Merger.

(d)(7)     Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9
           to be included with the Letter of Transmittal.

(d)(8)     Text of Press Release issued by the Company on January 24, 1996.

(d)(9)     Text of Sections 761 through 774 of the Michigan Business Corporation Act, as amended,
           (incorporated by reference to Annex 3 hereto).

(e)        The information set forth in 'SPECIAL FACTORS -- Dissenting Shares/Dissenters Rights'
           is incorporated herein by reference.

(g)(1)     Audited financial statements for the two fiscal years required to be filed with the
           Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994.

(g)(2)     Unaudited condensed financial statements required to be included in the Company's
           Quarterly Report on Form 10-Q for the nine (9)-month period ended September 30, 1995.